UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Liberty Broadband Corporation

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11

LIBERTY BROADBAND CORPORATION 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5700

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2023 annual meeting of stockholders of Liberty Broadband Corporation (Liberty Broadband) to be held at 8:30 a.m., Mountain time, on June 6, 2023. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2023. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Broadband.
Very truly yours,
Gregory B. Maffei
President and Chief Executive Officer
April 21, 2023
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 25, 2023, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty Broadband Corporation (Liberty Broadband). The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
June 6, 2023, at 8:30 am MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2023	5:00 p.m., New York City time, on April 10, 2023
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1
A proposal (which we refer to as the election of directors proposal) to elect Gregg L. Engles, John C. Malone and John E. Welsh III to continue serving as Class III members of our Board until the 2026 annual meeting of stockholders or their earlier resignation or removal.
		FOR each director nominee	14-22
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.	FOR	34-35
You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE

Holders of record of our following series of capital stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
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Series A common stock

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Series B common stock

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Series A Cumulative Redeemable Preferred Stock

These holders will vote together as a single class on each proposal.
Holders of record of our Series C common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Liberty Broadband Investor Relations at (844) 826-8735.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 6, 2023: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2022
Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Katherine C. Jewell
Vice President and Secretary
Englewood, Colorado
April 21, 2023
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?
• 2022 Year in Review • Voting Roadmap on pages 3-4
ABOUT OUR COMPANY
Liberty Broadband Corporation owns communications businesses providing a wide range of cable, data, wireless, video, voice, and managed services. Our principal asset is our ownership in Charter Communications, Inc. (Charter), the second largest cable operator in the United States. We also wholly own GCI, the largest communications provider in Alaska for over 40 years.

2022 YEAR IN REVIEW
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In 2022, Liberty Broadband received $3 billion of proceeds from selling shares under Charter’s buyback, and used proceeds to repurchase $2.9 billion of our Series A and Series C common stock shares

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Charter achieved revenue growth of 4.5% and adjusted EBITDA(1) growth of 4.8%

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Charter grew customer relationships, adding 344 thousand total Internet customers and 1.7 million mobile lines in 2022

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Charter introduced Spectrum One in October 2022, bundling broadband, WiFi and mobile at an attractive rate

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GCI generated full-year revenue of $969 million and operating income of $54 million, and grew adjusted OIBDA(1) 1% to a record $358 million

(1)
For a definition of Adjusted EBITDA as defined by Charter, as well as a reconciliation of Adjusted EBITDA to net income, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the SEC) on January 27, 2023. For a definition of Adjusted OIBDA for GCI Holdings, as well as a reconciliation of Adjusted OIBDA to operating income, see our company’s Current Report on Form 8-K furnished with the SEC on February 21, 2023.

LIBERTY BROADBAND CORPORATION / 1

Proxy Summary
Our Defining Attributes
FORWARD-LOOKING We take advantage of the benefits and minimize the risks associated with the digital transition in the industries in which we invest.	NIMBLE We structure our team to allow us to move quickly when opportunities arise, and we can be creative in our deal structures.
FINANCIALLY SOPHISTICATED We have experience in mergers, divestitures, investing, capital deployment, credit analysis and setting capital structures.	LONG-TERM FOCUSED We take a long-term, strategic view in our operating businesses and are less concerned with short-term bouts of volatility.

STOCKHOLDER CENTRIC
We think like owners and are focused on long-term gains rather than short-term results. The compensation structure of our management team is closely tied to the long-term performance of our stock.

2 / 2023 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 14)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 14-22 for further information.

OUR DIRECTOR NOMINEES
GREGG L. ENGLES
Director Since: 2020 Independent Director	Committee(s): Audit, Nominating and Corporate Governance

Mr. Engles offers our Board significant operational experience gained through his senior leadership positions at The WhiteWave Foods Company (WhiteWave) and other large public companies. He provides our Board with executive leadership perspective on the operations and management of public companies, which assists our Board in evaluating strategic opportunities.

JOHN C. MALONE
Director Since: 2014 Chairman of the Board	Committee(s): Executive

Mr. Malone, as President of Tele-Communications, Inc. (TCI), co-founded Liberty Media Corporation’s (Liberty Media) predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

JOHN E. WELSH III
Director Since: 2014 Independent Director	Committee(s): Audit (Chair), Nominating and Corporate Governance

Mr. Welsh brings to the Board a strong financial background in investment banking and investment management and his experience as an audit committee member of Integrated Electrical Services Corp. In addition to possessing strong leadership and collaboration skills, Mr. Welsh has substantial experience involving the management and operation of technology companies. He is also an important resource with respect to the financial services firms that our company may engage from time to time.

CURRENT BOARD OF DIRECTORS AT A GLANCE

LIBERTY BROADBAND CORPORATION / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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75% of our directors are independent

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Separate Chairman of the Board and Chief Executive Officer

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2022

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Exchange agreement with our Chairman of the Board, as we believe it is in the best interests of our company and stockholders not to have a single stockholder with control over greater than 50% of our aggregate voting power. See “Certain Relationships and Related Party Transactions—Exchange Agreement with John C. Malone”

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines and Code of Business Conduct and Ethics which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

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Leverages collaborative approach to enhancing Environmental, Social and Governance (ESG) practices

Proposal 2: Auditors Ratification Proposal (see page 34)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 34-35 for further information.

4 / 2023 PROXY STATEMENT

Proxy Summary
ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
At Liberty Broadband, we believe that we can have the largest impact, and unlock the greatest value, through a collaborative approach to ESG issues. This approach reflects an ESG partnership across our company, Qurate Retail, Inc. (Qurate Retail), Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) and Liberty Media, as well as with the portfolio of assets within each of these public companies.
This approach to ESG is underpinned by four core values:
EMPOWER AND VALUE OUR PEOPLE	CONTINUOUS PURSUIT OF EXCELLENCE	CREATE OPTIONALITY AND BE NIMBLE	ACT LIKE OWNERS
LIBERTY BROADBAND CORPORATION / 5

Proxy Summary
By applying this mindset to ESG, we leverage best practices, share resources, develop priorities and pursue sustainable long-term value creation:
Oversight and Support
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Top-down ESG oversight across our portfolio of companies

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Board-level engagement on material ESG issues

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Benefits from Liberty Media’s Corporate Responsibility Committee, comprised of nearly 20 leaders from across departments, handles development and implementation of ESG strategy

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Active investor engagement to understand expectations

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Ongoing monitoring of industries’ ESG best practices

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See “Corporate Governance—Board Role in Risk Oversight”

Scale and Synergies
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ESG risk management and opportunity capture

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Annual ESG summits for idea generation and best practice sharing

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Disclosure practices conveyed proactively, portfolio-wide

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ESG policy library as a resource for all Liberty companies

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Access to green energy investments and other opportunities

6 / 2023 PROXY STATEMENT

Proxy Summary

Our ESG Pillars:

ENVIRONMENTAL STEWARDSHIP	COMMUNITY COMMITMENT

We recognize climate change and adverse impacts on the natural world are among the most pressing challenges facing humanity today. Environmental sustainability has implications for markets, and our investors. Moreover, how we manage our environmental impact matters to our employees, our customers, our business partners, and our other stakeholders.

We are privileged to operate in many communities, and we take seriously our role as a leader and partner within, and contributor to, these communities.
Through the products and services we provide, our charitable giving and volunteerism, and our broader community relations, we strive to connect with and serve our local communities, for the benefit of our employees, businesses, customers, and neighbors.

TALENT & CULTURE	ETHICS & INTEGRITY

We believe that the ability to engage a dynamic and thoughtful workforce is key to creating value. We nurture a company culture of diversity, equity, and inclusion where everyone can unlock their full potential, both at our company and across our portfolio of businesses. Additionally, our focus on recruitment, development and succession planning, and fair labor practices are key focal points of our human capital strategy.

Our Board of Directors and leadership team lead with principle and integrity and expect each of our companies to do the same. This means aligning their business strategies with the long-term interests of all their stakeholders, including customers, employees, regulators, and the general public.

LIBERTY BROADBAND CORPORATION / 7

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of the company.

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We have clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2023 Annual Meeting of Stockholders to be held at 8:30 a.m., Mountain time, on June 6, 2023 or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2023. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LBRDA), Series B common stock, par value $0.01 per share (LBRDB), and our Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (LBRDP). The holders of our Series C common stock, par value $0.01 per share (LBRDK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to LBRDA, LBRDB, and LBRDP together as our voting stock. We refer to our voting stock together with LBRDK as our capital stock.
8 / 2023 PROXY STATEMENT

The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April 25, 2023. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 6, 2023: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2022
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8745 (outside the United States (303) 562-9277). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 8:30 a.m., Mountain time, on June 6, 2023. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2023. To enter the annual meeting, you will need the 16-digit control number
LIBERTY BROADBAND CORPORATION / 9

The Annual Meeting
that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Gregg L. Engles, John C. Malone and John E. Welsh III to continue serving as Class III members of our Board until the 2026 annual meeting of stockholders or their earlier resignation or removal; and

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote “FOR” the election of each director nominee and “FOR” the auditors ratification proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our voting stock outstanding on the record date (as defined below) and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of LBRDA, LBRDB and LBRDP, as recorded in our stock register as of 5:00 p.m., New York City time, on April 10, 2023 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of the auditors ratification proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
10 / 2023 PROXY STATEMENT

The Annual Meeting
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of LBRDA will have one vote per share, holders of shares of LBRDB will have ten votes per share, and holders of shares of LBRDP will have one-third of one vote per share, in each case, that our records show are owned as of the record date. Holders of LBRDK shares will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, 18,221,602 shares of LBRDA, 2,037,259 shares of LBRDB and 7,183,812 shares of LBRDP were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 627, 77 and 614 record holders of LBRDA, LBRDB and LBRDP, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of LBRDA, LBRDB and LBRDP as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2023. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our voting stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” the auditors ratification proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote “AGAINST” the auditors ratification proposal.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
LIBERTY BROADBAND CORPORATION / 11

The Annual Meeting
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our voting stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LBRDA, LBRDB and LBRDP or how to change your vote or revoke your proxy.
VOTING PROCEDURES FOR SHARES HELD IN THE GCI 401(K) SAVINGS PLAN
If you hold LBRDP shares through your account in the GCI 401(k) Plan, the trustee for such plan is required to vote your shares as you specify. To allow sufficient time for the trustee to vote your shares, your voting instructions must be received by 11:59 p.m., New York City time, on June 1, 2023. To vote such shares, please follow the instructions provided by the trustee for such plan.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on June 5, 2023 if your shares are held directly or 11:59 p.m., New York City time, on June 1, 2023 if you hold LBRDP shares through your account in the GCI 401(k) Plan.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, the proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Broadband Investor Relations at (844) 826-8735 or Broadridge at (888) 789-8745 (outside the United States (303) 562-9277).
12 / 2023 PROXY STATEMENT

The Annual Meeting
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2023 which will take place on June 6, 2023. Based solely on the date of our 2023 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 27, 2023 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2024 (the 2024 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than March 8, 2024 and not later than April 8, 2024 to be considered for presentation at the 2024 annual meeting. We currently anticipate that the 2024 annual meeting will be held during the second quarter of 2024. If the 2024 annual meeting takes place more than 30 days before or 30 days after June 6, 2024 (the anniversary of the 2023 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2024 annual meeting is communicated to stockholders or public disclosure of the date of the 2024 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2024 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Liberty Broadband nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than April 8, 2024.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertybroadband.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2022 (the 2022 Form 10-K), which was filed on February 17, 2023 with the SEC, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8735, and we will provide you with the 2022 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
LIBERTY BROADBAND CORPORATION / 13

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Proposal 1 – The Election of Directors
Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Gregg L. Engles, John C. Malone and John E. Welsh III to continue serving as Class III members of our Board until the 2026 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of eight directors, divided among three classes. Our Class III directors, whose term will expire at the annual meeting, are Gregg L. Engles, John C. Malone and John E. Welsh III. These directors are nominated for election to our Board to continue to serve as Class III directors, and we have been informed that each of Messrs. Engles, Malone and Welsh are willing to continue serving as a director of our company. The term of the Class III directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2026. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2024, are Julie D. Frist and J. David Wargo. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2025, are Richard R. Green, Sue Ann R. Hamilton and Gregory B. Maffei.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the three nominees for election as directors at the annual meeting and the five directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” The number of shares of our capital stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Messrs. Engles, Malone and Welsh, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Gregg L. Engles, John C. Malone and John E. Welsh III as a Class III member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

14 / 2023 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class III directors who will stand for election this year
GREGG L. ENGLES	2020			M	M	1
JOHN C. MALONE (BOARD CHAIRMAN)	2014	M				2
JOHN E. WELSH III	2014			M	C	—
Class I directors who will stand for election in 2024
JULIE D. FRIST	2020		C	M		—
J. DAVID WARGO	2015		C		M	2
Class III directors who will stand for election in 2025
RICHARD R. GREEN	2014		M	C		2
SUE ANN R. HAMILTON	2020		M	C		1
GREGORY B. MAFFEI	2014	M				1

(1)
Does not include service on the Board of Directors of Liberty Media, Qurate Retail, Liberty TripAdvisor, Sirius XM Holdings Inc. (Sirius XM), Tripadvisor, Inc. (Tripadvisor), Charter or Live Nation Entertainment, Inc. (Live Nation). See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

C = Chairperson	M = Member	= Independent

LIBERTY BROADBAND CORPORATION / 15

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTOR SKILLS AND EXPERIENCE
16 / 2023 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
NOMINEES FOR ELECTION AS DIRECTORS
Gregg L. Engles	Director Since: December 2020 Age: 65 Committees: Audit; Nominating and Corporate Governance Independent Director
Mr. Engles offers our Board significant operational experience gained through his senior leadership positions at WhiteWave and other large public companies. He provides our Board with executive leadership perspective on the operations and management of public companies, which assists our Board in evaluating strategic opportunities.

Professional Background:
•
Founder and partner of Capitol Peak Partners since August 2017

•
Chairman of the Board and Chief Executive Officer of WhiteWave from October 2012 until its acquisition by Danone in April 2017

•
Chief Executive Officer of Dean Foods Company, WhiteWave’s former parent company, from April 1996 until WhiteWave’s initial public offering in October 2012

Public Company Directorships:
•
Chipotle Mexican Grill, Inc. (July 2020 – present)

Former Public Company Directorships:
•
GCI Liberty, Inc. (GCI Liberty) (March 2018 – December 2020)

•
Danone (April 2017 – December 2020)

•
Liberty Expedia Holdings, Inc. (Liberty Expedia) (November 2016 – July 2019)

•
Dean Foods Company (Chairman, April 1996 – July 2013; Vice-Chairman, January 2002 – May 2002)

•
Treehouse Foods, Inc. (June 2005 – May 2008)

LIBERTY BROADBAND CORPORATION / 17

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
John C. Malone	Chairman of the Board Director Since: November 2014 Age: 82 Committees: Executive
Mr. Malone, as President of TCI, co-founded Liberty Media’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Professional Background:
•
Chairman of the Board of our company since November 2014

•
Chairman of the Board of Qurate Retail from its inception in 1994 until March 2018 and served as Qurate Retail’s Chief Executive Officer from August 2005 to February 2006

•
Chairman of the Board of TCI from November 1996 until March 1999, when it was acquired by AT&T Corp., and Chief Executive Officer of TCI from January 1994 to March 1997

Public Company Directorships:
•
Qurate Retail (1994 – present; Chairman of the Board, 1994 – March 2018)

•
Liberty Media (December 2010 – present; Chairman of the Board, August 2011 – present)

Non-Liberty Public Company Directorships:
•
Warner Bros. Discovery, Inc. (Warner Bros. Discovery) (April 2022 – present)

•
Liberty Global plc (LGP) (Chairman of the Board, June 2013 – present)

Former Public Company Directorships:
•
GCI Liberty (Chairman of the Board, March 2018 – December 2020)

•
Liberty Expedia (Chairman, November 2016 – July 2019)

•
Liberty Latin America Ltd. (December 2017 – December 2019)

•
Discovery, Inc. (Discovery) (formerly Discovery Communications, Inc. (Discovery Communications)) (Warner Bros. Discovery’s predecessor) (September 2008 – April 2022)

•
Discovery Holding Company (DHC) (predecessor of Discovery Communications) (March 2005 – September 2008; Chairman of the Board, May 2005 – September 2008)

•
Liberty Global, Inc. (LGI) (LGP’s predecessor) (Chairman of the Board, June 2005 – June 2013)

•
Liberty Media International, Inc. (LMI) (LGI’s predecessor) (March 2004 – June 2005)

•
UnitedGlobalCom, Inc. (January 2022 – June 2005)

•
Lions Gate Entertainment Corp. (March 2015 – September 2018)

•
Charter (May 2013 – July 2018)

•
Expedia, Inc. (December 2012 – December 2017; August 2005 – November 2012)

•
Liberty TripAdvisor (August 2014 – June 2015)

•
Sirius XM (April 2009 – May 2013)

•
Ascent Capital Group, Inc. (January 2010 – September 2012)

•
Live Nation (January 2010 – February 2011)

•
DIRECTV (including predecessors) (Chairman of the Board, February 2008 – June 2010)

•
IAC/InterActiveCorp (May 2006 – June 2010)

18 / 2023 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
John E. Welsh III	Director Since: November 2014 Age: 72 Committees: Audit (Chair); Nominating and Corporate Governance Independent Director
Mr. Welsh brings to the Board a strong financial background in investment banking and investment management and his experience as an audit committee member of Integrated Electrical Services Corp. In addition to possessing strong leadership and collaboration skills, Mr. Welsh has substantial experience involving the management and operation of technology companies. He is also an important resource with respect to the financial services firms that our company may engage from time to time.

Professional Background:
•
President of Avalon Capital Partners LLC, an investment firm, since 2002

•
Director of CIP Management LLC from October 2000 to December 2002

•
Managing Director and Vice-Chairman of the Board of SkyTel Communications, Inc. from 1992 to 1999

•
Managing Director of Investment Banking of Prudential Securities, Inc. and Co-Head of the Mergers and Acquisitions Department prior to 1992

Public Company Directorships:
•
None

Former Public Company Directorships:
•
Liberty Media Acquisition Corp. (LMAC) (January 2021 – December 2022)

•
General Cable Corp. (1997 – June 2018; Chairman, August 2001 – June 2018)

•
Spreckels Industries, Inc. (1996 – 2000)

•
York International, Inc. (1996 – 2000)

•
Integrated Electrical Services Corp. (2006 – 2013)

LIBERTY BROADBAND CORPORATION / 19

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2024
Julie D. Frist	Director Since: March 2020 Age: 52 Committees: Compensation (Co-Chair); Nominating and Corporate Governance Independent Director
Ms. Frist’s educational background, experience in the financial services industry and significant involvement in the non-profit community give her beneficial insight and enable her to make valuable contributions as a member of our Board.

Professional Background:
•
Vice-Chair of CapStar Financial Holdings, Inc. from December 2015 and a director of CapStar Bank from its founding in 2008 until May 2020

•
Various positions with the Investment Banking Division (Corporate Finance) and the Private Client Group of Goldman Sachs between 1993 and 1998

•
Vice President of Bruckmann, Rosser, Sherrill & Co., a New York-based private equity firm, from 1998 to 2000

•
Serves on several non-profit Boards including The Frist Foundation and the Community Foundation of Middle Tennessee

•
Advisory Board Member of the Yale Institute for Global Health

•
Member of the Board of Dean’s Advisors at the Harvard Business School

•
Former Board member of Teach for America – Nashville and the American Red Cross (Nashville Chapter)

•
Former trustee of St. Paul’s School in Concord, New Hampshire and the Ensworth School in Nashville, Tennessee

Public Company Directorships: • None Former Public Company Directorships: • CapStar Bank (2008 – May 2020)
J. David Wargo	Director Since: March 2015 Age: 69 Committees: Compensation (Co-Chair); Audit Independent Director
Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our Board’s consideration of our capital structure, evaluation of investment, financial opportunities and strategies, and strengthen our Board’s collective qualifications, skills and attributes.

Professional Background:
•
Founder of Wargo & Company, Inc., a private company specializing in investing in the communications industry, and has served as its president since 1993

•
Co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008

•
Managing Director and senior analyst of The Putnam Companies from 1989 to 1992

•
Senior Vice President and a Partner in Marble Arch Partners from 1985 to 1989

•
Senior Analyst, Assistant Director of Research and a Partner in Slate Street Research and Management Company from 1978 to 1985

Public Company Directorships:
•
Liberty TripAdvisor (August 2014 – present)

Non-Liberty Public Company Directorships:
•
LGP (June 2013 – present)

•
Vobile Group Limited (January 2018 – present)

Former Public Company Directorships:
•
Discovery (September 2008 – April 2022)

•
LGI (June 2005 – June 2013)

•
LMI (predecessor to LGI) (May 2004 – June 2005)

•
DHC (May 2005 – September 2008)

•
Strategic Education, Inc. (formerly Strayer Education, Inc.) (March 2001 – April 2019)

20 / 2023 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2025
Richard R. Green	Director Since: November 2014 Age: 85 Committees: Nominating and Corporate Governance (Co‑Chair); Compensation Independent Director
Dr. Green brings to the Board his extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology for broadband communications services, which contributes to our company’s evaluation of technological initiatives and challenges and strengthens the Board’s collective qualifications, skills and attributes.

Professional Background:
•
President and Chief Executive Officer of CableLabs® for over 20 years, before retiring in December 2009

•
Senior Vice President at PBS from 1984 to 1988 and a director of CBS’s Advanced Television Technology Laboratory from 1980 to 1983

•
Director of Jones/NCTI, a Jones Knowledge Company, a workforce performance solutions company for individuals and broadband companies

Public Company Directorships:
•
LGP and its predecessors (December 2008 – present)

•
Shaw Communications, Inc. (2010 – present)

Former Public Company Directorships:
•
GCI Liberty (March 2018 – December 2020)

Sue Ann R. Hamilton	Director Since: December 2020 Age: 62 Committees: Nominating and Corporate Governance (Co-Chair); Compensation Independent Director
As a result of her extensive Board service and management experience, and her work advising and representing major media and technology companies, Ms. Hamilton brings to our Board significant leadership, oversight and consulting skills, as well as experience in the media, technology and legal fields.

Professional Background:
•
Principal of the consultancy Hamilton Media LLC since 2007

•
Executive Vice President-Distribution and Business Development for AXS TV LLC, a partnership between founder Mark Cuban, AEG, Ryan Seacrest Media, Creative Artists Agency and CBS, from September 2007 until the sale of the company in September 2019

•
Represents The Mark Cuban Companies/Radical Ventures as Board observer for Philo, Inc., a privately held technology company, since July 2013

•
Executive Vice President—Programming and Senior Vice President—Programming for Charter from 2003 to 2007

•
Held numerous management positions at AT&T Broadband LLC and its predecessor, TCI, dating back to 1993

•
Former partner at the law firm Kirkland & Ellis, specializing in complex commercial transactions

•
J.D. degree from Stanford Law School, where she was Associate Managing Editor of the Stanford Law Review and Editor of the Stanford Journal of International Law. Magna cum laude graduate of Carleton College in Northfield, Minnesota

Public Company Directorships:
•
Universal Electronics, Inc. (November 2019 – present)

Former Public Company Directorships:
•
GCI Liberty (March 2018 – December 2020)

•
FTD Companies, Inc. (December 2014 – August 2019)

LIBERTY BROADBAND CORPORATION / 21

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Gregory B. Maffei	President and Chief Executive Officer Director Since: June 2014 Age: 62 Committees: Executive
Mr. Maffei brings to our Board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail, Liberty Media and Liberty TripAdvisor, and his previous positions at GCI Liberty, Oracle Corporation (Oracle), 360networks Corporation (360networks) and Microsoft Corporation (Microsoft), as well as his public company board experience. He provides our Board with executive leadership perspective on the operations and management of large public companies and risk management principles.

Professional Background:
•
President and Chief Executive Officer of our company since June 2014

•
President and Chief Executive Officer of Liberty Media since May 2007

•
President and Chief Executive Officer of Liberty TripAdvisor since July 2013

•
President and Chief Executive Officer of LMAC from November 2020 until its liquidation and dissolution in December 2022

•
President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with our company in December 2020

•
President and Chief Executive Officer of Qurate Retail from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006; Chairman of the Board of Qurate Retail since March 2018

•
Previously President and Chief Financial Officer of Oracle Corporation, Chairman, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft

Public Company Directorships:
•
Liberty Media (May 2007 – present)

•
Sirius XM (March 2009 – present, Chairman of the Board April 2013 – present)

•
Live Nation (February 2011 – present, Chairman of the Board, March 2013 – present)

•
Qurate Retail (November 2005 – present; Chairman of the Board, March 2018 – present)

•
Liberty TripAdvisor (July 2013 – present, Chairman of the Board, June 2015 – present)

•
Tripadvisor (Chairman of the Board, February 2013 – present)

•
Charter (May 2013 – present)

Non-Liberty Public Company Directorships:
•
Zillow Group, Inc. (Zillow) (February 2015 – present)

Former Public Company Directorships:
•
LMAC (November 2020 – December 2022, Chairman of the Board, April 2021 – December 2022)

•
GCI Liberty (March 2018 – December 2020)

•
Zillow, Inc. (Zillow’s predecessor) (May 2005 – February 2015)

•
DIRECTV and predecessors (February 2008 – June 2010)

•
Electronic Arts, Inc. (June 2003 – July 2013)

•
Barnes & Noble, Inc. (September 2011 – April 2014)

•
STARZ (Chairman of the Board, January 2013 – December 2016)

•
Pandora Media, Inc. (September 2017 – February 2019)

22 / 2023 PROXY STATEMENT

CORPORATE GOVERNANCE
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Gregg L. Engles, Julie D. Frist, Richard R. Green, Sue Ann R. Hamilton, J. David Wargo and John E. Welsh III qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board of Directors currently consists of eight directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate Board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
LIBERTY BROADBAND CORPORATION / 23

CORPORATE GOVERNANCE
BOARD DIVERSITY
Our Board understands and appreciates the value and enrichment provided by a diverse Board. As such, we actively seek diverse director candidates (see “—Board Criteria and Director Candidates”).
Board Diversity Matrix (as of April 21, 2023)
Total Number of Directors	8
	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6		—	—
Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or American Indian	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	2	6		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our Board and Board meetings and provides strategic guidance to our Chief Executive Officer. Gregory B. Maffei, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity, and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate-, and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations. Our management reporting processes include regular reports from Mr. Maffei, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our Vice President, Investor Relations, who manages our company’s ESG efforts and remains in regular contact with senior ESG leaders across our portfolio of companies who provide feedback and disclosure on material issues. Our company also receives the benefit of Liberty Media’s Corporate Responsibility Committee, which has cross-functional representation across
24 / 2023 PROXY STATEMENT

CORPORATE GOVERNANCE
all reaches of Liberty Media’s leadership. With our Board’s oversight, we seek to collaborate across our portfolio of companies to drive best practices through regular ESG-focused internal meetings and discussions, including on topics such as ESG disclosure, diversity and inclusion, cybersecurity, and sustainability.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertybroadband.com/investors/corporate-governance/governance-documents.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2022 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by the nominating and corporate governance committee), can be found on our website at www.libertybroadband.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
LIBERTY BROADBAND CORPORATION / 25

CORPORATE GOVERNANCE
AUDIT COMMITTEE OVERVIEW

5 meetings in 2022
Chair
John E. Welsh III*
Other Members
Gregg L. Engles
J. David Wargo
*Our Board of Directors has determined that Mr. Welsh is an “audit committee financial expert” under applicable SEC rules and regulations
Audit Committee Report, page 36

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
1 meeting in 2022 Members John C. Malone Gregory B. Maffei
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock.

26 / 2023 PROXY STATEMENT

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE OVERVIEW
3 meetings in 2022 Co-Chairs Julie D. Frist J. David Wargo Other Members Richard R. Green Sue Ann R. Hamilton Compensation Committee Report, page 50
The compensation committee assists the Board in discharging its responsibilities relating to compensation of the company’s executives and produces an annual report on executive compensation for inclusion in our annual proxy statement.
In November 2014, the spin-off of our company (formerly a wholly-owned subsidiary of Liberty Media) from Liberty Media was completed (the Broadband Spin-Off). In connection with the Broadband Spin-Off, we entered into a Services Agreement, dated November 4, 2014, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services.
Key Responsibilities:
•
Evaluate the services fee under the services agreement on at least an annual basis, subject to certain exceptions (such as in 2019 during the then-ongoing negotiations relating to Mr. Maffei’s compensation arrangement);

•
May approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. The compensation committee determined to grant equity award compensation for 2022 (see “Executive Compensation—Compensation Discussion and Analysis”);

•
If we engage a chief executive officer, chief accounting officer, principal financial officer, chief legal officer, chief administrative officer or chief corporate development officer to perform services for our company outside the services agreement, review and approve corporate goals and objectives relevant to the compensation of any such person; and

•
Oversee the compensation of the chief executive officers of any non-public operating subsidiaries of our company.

For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
1 meeting in 2022 Co-Chairs Richard R. Green Sue Ann R. Hamilton Other Members Gregg L. Engles Julie D. Frist John E. Welsh III
The nominating and corporate governance committee functions include, among other things:
•
Identify individuals qualified to become Board members consistent with criteria established or approved by our Board of Directors, with the assistance of the committee, from time to time;

•
•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

LIBERTY BROADBAND CORPORATION / 27

CORPORATE GOVERNANCE
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s ownership interest in Charter, our company and our Board values the positions of certain of our directors and members of management hold on Charter’s Board, as they provide our company with unique insight and input into Charter’s business and operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among Liberty Media, Qurate Retail, Liberty Broadband and Liberty TripAdvisor, including the collaborative approach to addressing ESG, as well as with the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the Boards of these companies, we believe that such service is an important aspect of our directors’ (including Messrs. Malone’s and Maffei’s) service, as it capitalizes on various synergies between and among these Boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “Proposal 1—The Election of Directors Proposal—Our Board at a Glance”). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their Board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other Boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

28 / 2023 PROXY STATEMENT

CORPORATE GOVERNANCE
We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our capital stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board of Directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our capital stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be
LIBERTY BROADBAND CORPORATION / 29

CORPORATE GOVERNANCE
suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
During 2022, there were 5 meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend each annual meeting of our stockholders. Seven of our eight directors then-serving attended our 2022 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty Broadband Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2022, the independent directors of our company, then serving, met at two executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Broadband Corporation, c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Gregg L. Engles, Julie D. Frist, Richard R. Green, Sue Ann R. Hamilton, J. David Wargo and John E. Welsh III.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met, with the exception of one Form 4 by Julie D. Frist reporting seven transactions.
30 / 2023 PROXY STATEMENT

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $173,500 (which we refer to as the director fee) for 2023 ($165,250 for 2022), and each director was permitted to elect to receive 50%, 75% or 100% of such director fee in restricted stock units (RSUs) or options to purchase LBRDK, which will vest one year from the date of grant, with the remainder payable in cash. The awards issued to our directors with respect to their service on our Board in 2023 were issued in December 2022. See “—Director RSU Grants” and “—Director Option Grants” below for information on the equity awards granted in 2022 to the nonemployee directors with respect to service on our Board in 2023.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2023 and 2022, with each member thereof receiving an additional annual fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the Liberty Broadband Corporation 2019 Omnibus Incentive Plan, as amended (the 2019 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2019 incentive plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2019 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2019 incentive plan is 6,000,000, subject to anti-dilution and other adjustment provisions of the respective plans. Under the 2019 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $3 million. Shares of our common stock issuable pursuant to awards made under the 2019 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 12, 2022, Mr. Engles and Dr. Green were granted RSUs with respect to 488 and 976 shares of LBRDK, respectively. The RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date.
LIBERTY BROADBAND CORPORATION / 31

Director Compensation
DIRECTOR OPTION GRANTS
Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 12, 2022, Mr. Engles was granted options to purchase 4,317 LBRDK shares, Ms. Frist was granted options to purchase 5,757 LBRDK shares, Ms. Hamilton was granted options to purchase 2,878 LBRDK shares, Mr. Wargo was granted options to purchase 5,757 LBRDK shares, and Mr. Welsh was granted options to purchase 5,757 LBRDK shares, at an exercise price of $89.56, which was the closing price of such stock on the grant date. The options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the Board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors adopted stock ownership guidelines that require each nonemployee director (other than Mr. Malone) to own shares of our company’s stock equal to at least three times the value of the nonemployee director fee. Nonemployee directors have five years from the nonemployee director’s initial appointment to our Board to comply with these guidelines.
32 / 2023 PROXY STATEMENT

Director Compensation
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2022.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All Other Compensation ($)	Total ($)
John C. Malone	—	—	—	146,778(5)	146,778
Gregg L. Engles	25,000	43,705	131,375	—	200,080
Julie D. Frist	75,000(7)	—	175,197	—	250,197
Richard R. Green	107,625	87,411	—	—	195,036
Sue Ann Hamilton	25,000	—	87,583	—	112,583
J. David Wargo	30,000	—	175,197	—	205,197
John E. Welsh III	143,185(7)	—	175,197	5,397(6)	323,779

(1)
Gregory B. Maffei, who served as a director of our company in 2022 and is currently a named executive officer, received no compensation for serving as a director of our company during 2022.

(2)
As of December 31, 2022, our then-serving directors (other than Mr. Maffei, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the following equity awards:

	John C. Malone	Gregg L. Engles	Julie D. Frist	Richard R. Green	Sue Ann Hamilton	J. David Wargo	John E. Welsh III
Options (#)
LBRDK	—	12,177	17,794	10,631	10,738	40,184	23,890
RSUs (#)
LBRDK	—	488	—	976	—	—	—

(3)
Reflects the grant date fair value of RSUs awarded, which has been computed based on the closing price of LBRDK shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2022 (which are included in our 2022 Form 10-K).

(5)
Compensation related to personal use of corporate aircraft. Calculated based on aggregate incremental cost of such usage to our company.

(6)
Includes health insurance premiums of $5,397 paid by our company for the benefit of John E. Welsh III.

(7)
Includes fees of $50,000 paid to each of Ms. Frist and Mr. Welsh for additional committee work.

LIBERTY BROADBAND CORPORATION / 33

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2023.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2021 and 2020 and fees billed for other services rendered by KPMG LLP.
	2022	2021
Audit fees	$3,410,100	3,173,500
Audit related fees	—	—
Audit and audit related fees	3,410,100	3,173,500
Tax fees(1)	64,200	137,100
Total fees	$3,474,300	3,310,600

(1)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

34 / 2023 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. John E. Welsh III currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2022 were approved in accordance with the terms of the policy.
LIBERTY BROADBAND CORPORATION / 35

Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Welsh is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2022 Form 10-K.
Submitted by the Members of the Audit Committee
John E. Welsh III
Gregg L. Engles
J. David Wargo
36 / 2023 PROXY STATEMENT

Executive Officers
Executive Officers

The following lists the executive officers of our company (other than Gregory B. Maffei, our President and Chief Executive Officer, who also serves as a director of our company and who is listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company and the predecessor(s) of other companies listed below.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 50

Current Positions
•
Chief Accounting Officer and Principal Financial Officer of our company since January 2020 and July 2019, respectively

•
Chief Accounting Officer and Principal Financial Officer of Liberty Media and Qurate Retail since January 2020 and July 2019, respectively

•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016

•
Director of comScore, Inc. since March 2021

Prior Positions/Experience
•
Chief Accounting Officer and Principal Financial Officer of LMAC from November 2020 to December 2022

•
Chief Accounting Officer and Principal Financial Officer of GCI Liberty from January 2020 and July 2019, respectively – December 2020

•
Senior Vice President and Controller of each of our company, Liberty Media and Qurate Retail from January 2016 – December 2019 and GCI Liberty from March 2018 – December 2019

•
Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

•
Senior Vice President of Liberty Expedia from March 2016 – July 2019

•
Vice President and Controller of our company from October 2014 – December 2015, Liberty Media from November 2011 – December 2015, Qurate Retail from November 2011 – December 2015

•
Various positions with Liberty Media and Qurate Retail since 1999

LIBERTY BROADBAND CORPORATION / 37

Executive Officers
Albert E. Rosenthaler	Chief Corporate Development Officer Age: 63

Current Positions
•
Chief Corporate Development Officer of our company since October 2016

•
Chief Corporate Development Officer of Liberty Media, Qurate Retail and Liberty TripAdvisor since October 2016

•
Director of Tripadvisor since February 2016

•
Director of Liberty TripAdvisor since August 2014

Prior Positions/Experience
•
Chief Corporate Development Officer of LMAC from November 2020 – December 2022

•
Chief Corporate Development Officer of GCI Liberty from March 2018 – December 2020

•
Chief Corporate Development Officer of Liberty Expedia from October 2016 – July 2019

•
Chief Tax Officer of our company, Liberty Media, Qurate Retail and Liberty TripAdvisor from January 2016 – September 2016

•
Chief Tax Officer, Liberty Expedia from March 2016 – September 2016

•
Senior Vice President of our company from June 2014 – December 2015, Liberty Media from May 2007 – December 2015, Qurate Retail from April 2002 – December 2015, Liberty TripAdvisor from July 2013 – December 2015

Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 49

Current Positions
•
Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

•
Chief Executive Officer of Las Vegas Grand Prix, Inc. since January 2022

•
Chief Legal Officer and Chief Administrative Officer of Liberty Media, Qurate Retail and Liberty TripAdvisor since September 2019 and January 2021, respectively

Prior Positions/Experience
•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 – December 2022 and January 2021 – December 2022, respectively

•
Director of LMAC from January 2021 – December 2022

•
Chief Legal Officer of GCI Liberty from September 2019 –  December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Liberty Media, Qurate Retail, Liberty TripAdvisor and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts, was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

38 / 2023 PROXY STATEMENT

Executive Compensation
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
GREGORY B. MAFFEI
President and Chief Executive Officer
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer
ALBERT E. ROSENTHALER
Chief Corporate Development Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of the company.

•
We have clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

COMPENSATION DISCUSSION AND ANALYSIS
SERVICES AGREEMENT
In connection with the Broadband Spin-Off, we entered into the services agreement (the services agreement) with Liberty Media in November 2014, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to a quarterly review by our audit committee (and at least an annual review by our compensation committee). As a result, Liberty Media employees, including our named executive officers other than Mr. Maffei, who is paid certain compensation elements directly by our company pursuant to the amended services agreement (as described below), are typically not separately compensated by our company other than with respect to equity awards with respect to our common stock and with respect to performance-based cash bonuses. See “—Elements of 2022 Executive Compensation—Equity Incentive Compensation” and “—Elements of 2022 Executive Compensation—2022 Performance-Based Bonuses” below for information concerning the equity awards granted to and performance-based cash bonuses paid to our named executive officers in 2022.
In December 2019, the services agreement was amended (the amended services agreement) in connection with Liberty Media entering into a new employment arrangement with Mr. Maffei (the 2019 Maffei Employment Agreement). Under the amended services agreement, our company establishes, and pays or grants directly to Mr. Maffei, our allocable portion
LIBERTY BROADBAND CORPORATION / 39

Executive Compensation
of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined below), and we reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, which are described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Under the 2019 Maffei Employment Agreement, Mr. Maffei’s compensation was allocated across Liberty Media, and each of our company, Qurate Retail and Liberty TripAdvisor (each a Service Company, or, collectively, the Service Companies) based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed. Our allocable portion of Mr. Maffei’s annual compensation was 33% in 2022. The salary, certain perquisite information and other compensation elements of Mr. Maffei that were not paid or granted directly by our company included in the “Summary Compensation Table” below include the portion of his compensation allocable to our company and for which we reimbursed Liberty Media and do not include the portion of his compensation allocable to Liberty Media or any of the other Service Companies. For the year ended December 31, 2022, we accrued management fees payable to Liberty Media under the amended services agreement of $9.8 million, not including the portion of Mr. Maffei’s compensation allocable to our company and for which we reimbursed Liberty Media.
ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
As a result of the management fee paid to Liberty Media, the compensation committee typically does not expect to provide compensation to the executive officers other than to Mr. Maffei pursuant to the amended services agreement and to the other executive officers with regard to equity incentive compensation and performance cash bonuses. Mr. Maffei may make recommendations with respect to any equity compensation and performance cash bonuses to be awarded to our executive officers. It is expected that Mr. Maffei, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
•
the executive officer’s experience and overall effectiveness;

•
the executive officer’s performance during the preceding year;

•
the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

When determining the extent to which the 2022 Chief RSUs (as defined below) were earned by our named executive officers, our compensation committee considered the recommendations obtained from Mr. Maffei as to the performance of Messrs. Wendling and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer.
In December 2019, our compensation committee approved the amended services agreement, which established the terms and conditions of our allocable portion of Mr. Maffei’s compensation for the term of the 2019 Maffei Employment Agreement. See “—Services Agreement” above.
At the 2021 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty Broadband present and entitled to vote on its say-on-pay proposal voted in favor of, on an advisory basis, Liberty Broadband’s executive compensation, as disclosed in our proxy statement for the 2021 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In addition, at the 2021 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
Prior to entering into the amended services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged Frederic W. Cook & Co., Inc. (FW Cook), an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amended services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the amended services agreement. Given the unique nature of
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Mr. Maffei’s role at our company, FW Cook evaluated the market value of the executive job at our company through three different lenses: as Chief Executive Officer, Chairman of the Board and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chief Executive Officer or Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the media and diversified telecommunication services industries, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations.
In assessing the reasonableness of pay as Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to Charter, in which our company owns a meaningful stake, and for which Mr. Maffei’s oversight represents a meaningful portion of his responsibilities for our company. These companies included companies in the media, diversified telecommunication services, communication equipment and wireless telecommunication service industries, and companies with which we believed Charter may compete for executive talent and stockholder investment and also included companies in those industries that are similar to Charter in size, geographic location or complexity of operations.
In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
ELEMENTS OF 2022 EXECUTIVE COMPENSATION
For 2022, the principal components of compensation for the named executive officers were:
•
in the case of Mr. Maffei, base salary and perquisites and other limited personal benefits;

•
a performance-based bonus, payable in cash;

•
in the case of Mr. Maffei, time-vested stock options; and

•
in the case of the named executive officers (other than Mr. Maffei), performance-based restricted stock units.

BASE SALARY
Mr. Maffei’s base salary is governed by the terms of the 2019 Maffei Employment Agreement. For 2022, Mr. Maffei’s base salary was $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, Liberty Media pays Mr. Maffei’s base salary directly, and we reimburse Liberty Media for our allocable portion. In 2022, the portion of Mr. Maffei’s aggregate annual base salary allocated to our company was 33% or $990,000.
2022 PERFORMANCE-BASED BONUSES
Overview. For 2022, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm. The 2022 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, Liberty Media, Qurate Retail and Liberty TripAdvisor (the Corporate Performance Bonus).
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Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
•
Based on each named executive officers’ personal, department and corporate related goals

•
Named executive officer provided a self-evaluation of their achievements, and in the case of Messrs. Wendling and Rosenthaler and Ms. Wilm, Mr. Maffei also provided an evaluation

•
Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

•
30% based on consolidated financial results of all subsidiaries and major investments within our company, Liberty Media, Qurate Retail and Liberty TripAdvisor

•
10% based on consolidated revenue results

•
10% based on consolidated Adjusted OIBDA results

•
10% based on consolidated free cash flow results

•
10% based on corporate level achievements such as merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance

Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for Liberty Media, our company and each of the other Service Companies. That bonus amount was split among, and payable directly by, Liberty Media, our company and each of the other Service Companies, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2022, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 33% or $5,610,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media, Qurate Retail and Liberty TripAdvisor pursuant to the amended services agreements were 49% (or $8,330,000), 13% (or $2,210,000) and 5% (or $850,000), respectively.
Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm were assigned in March 2022 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to each of our company, Liberty Media, Qurate Retail and Liberty TripAdvisor in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to the Liberty Broadband program was $11,220,000, $409,155, $748,590 and $748,868 for Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, respectively (the Liberty Broadband Maximum Performance Bonus). The Liberty Broadband Maximum Performance Bonus amounts are up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement, and our company’s allocable portion of up to 200% of base pay for each of Messrs. Wendling and Rosenthaler and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to Liberty Media, Qurate Retail and Liberty TripAdvisor was $16,660,000, $4,420,000 and $1,700,000, respectively, for Mr. Maffei, $607,533, $161,182 and $61,993, respectively, for Mr. Wendling, $1,111,543, $294,899 and $113,423, respectively, for Mr. Rosenthaler and $1,111,955, $295,008 and $113,465, respectively, for Ms. Wilm.
Each participant was entitled to receive from our company an amount (the Liberty Broadband Maximum Individual Bonus) equal to 60% of the Liberty Broadband Maximum Performance Bonus for that participant. The Liberty Broadband Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary program of Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to Liberty Media and each other Service Company, subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Liberty Media and the other Service Companies. Our compensation committee believes this construct was appropriate in light of the amended service agreement and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the Liberty Broadband Maximum Corporate Bonus) equal to 40% of his or her Liberty Broadband Maximum Performance Bonus, subject to reduction based on a
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determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies. Under the corollary program of Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a bonus that is 40% of each of Liberty Media’s and the other Service Companies’ allocable portion of the Maximum Performance Bonus, which was subject to reduction based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies.
In December 2022, our compensation committee and the compensation committees of Liberty Media and each other Service Company reviewed contemporaneously our respective named executive officers’ individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s Liberty Broadband Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our Board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s Liberty Broadband Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2022 were considered:
GREGORY B. MAFFEI
President and Chief Executive Officer

Performance Objectives:
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Effectively represent our company on Charter’s Board and assist with various management, strategic and operational matters

•
Provide leadership and development opportunities to our management team, including support of a succession plan at our company

• Support GCI management team in navigating governmental framework, including compliance enhancement • Evaluate investment and strategic opportunities • Continue development of ESG program
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer

Performance Objectives:
•
Ensure timely and accurate internal and external financial reports

•
Support ongoing assessments and improvements to the company’s internal control structure and environment

•
Oversee the GCI operating business

• Actively engage in evaluation of capital structures and liquidity • Continue to improve cybersecurity profile
ALBERT E. ROSENTHALER
Chief Corporate Development Officer
Performance Objectives: • Monitor Charter performance against plan	• Evaluate possible acquisition and investment opportunities
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RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
•
Support corporate development in the evaluation of acquisition targets and strategic investments; provide legal support for execution of selected opportunities

•
Support treasury and management in evaluation of capital structures and liquidity solutions

•
Enhance coordination with Charter legal group with regard to litigation, compliance and governance matters

•
Support GCI legal department with regard to litigation, corporate matters and compliance matters

•
Continue to develop and refine active government affairs program

•
Manage executive compensation arrangements and equity award programs

•
Provide support for ESG initiatives

Following a review of the participants’ performance and a review of the time allocated to matters for our company, our compensation committee determined to pay each participant the following portion of his or her Liberty Broadband Maximum Individual Bonus:
Name	Liberty Broadband Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$6,732,000	81.25%	$5,469,750
Brian J. Wendling	$245,493	81.25%	$199,463
Albert E. Rosenthaler	$449,154	81.25%	$364,938
Renee L. Wilm	$449,321	93.75%	$421,238
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her Liberty Broadband Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee reviewed forecasts of 2022 Adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for QVC, HSN, Inc., Cornerstone Brands, Inc., Zulily, LLC, Sirius XM, Braves Holdings, LLC, Formula 1, GCI Holdings, LLC and proportionate shares of Live Nation, Charter and TripAdvisor (collectively, the Operating Companies), all of which forecasts were prepared in December 2022 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2022, which deviated from our forecasts as indicated below. Although forecasted revenue, Adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have affected the amounts paid under the corporate performance bonus portion of the program.
For purposes of the bonus program, Adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairments and fire related costs. Sirius XM, Live Nation, Charter, and Tripadvisor do not report Adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used Adjusted EBITDA as reported by Sirius XM, Charter, and Tripadvisor and Adjusted Operating Income, or AOI, as reported by Live Nation. For a definition of Adjusted EBITDA as defined by Sirius XM, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 2, 2023. For a definition of Adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on January 27, 2023. For a definition of Adjusted EBITDA as defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 17, 2023. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 23, 2023.
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	(dollar amounts in millions)
	2022 Forecast	2022 Actual	Actual / Forecast
Revenue(1)	$47,876	$48,060	0.38%
Adjusted OIBDA(1)	$12,309	$12,217	(0.75)%
Free Cash Flow(1)(2)	$4,697	$4,945	5.28%

(1)
Revenue, Adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as Adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, Liberty Media, Qurate Retail and Liberty TripAdvisor, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below:
Financial Measure	Percentage Payable
Revenue(1)	6% of a possible 10%
Adjusted OIBDA(1)	4% of a possible 10%
Free Cash Flow(1)(2)	3% of a possible 10%
Percentage payable was based on 2022 forecasted financial measures compared to 2022 budgeted financial measures, with a 7% possible payout if forecasted financial measures equaled budgeted financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (13% of a possible 30%, or 43.33%) to each participant of his or her Liberty Broadband Maximum Corporate Bonus related to financial measures, as follows:
Name	Liberty Broadband Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$3,366,000	43.33%	$1,458,600
Brian J. Wendling	$122,747	43.33%	$53,190
Albert E. Rosenthaler	$224,577	43.33%	$97,317
Renee L. Wilm	$224,660	43.33%	$97,353
In December 2022, our compensation committee considered combined corporate-level achievements for our company, Liberty Media and each of the other Service Companies in determining that 8.5% of a possible 10% of a portion of the Liberty Broadband Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	Liberty Broadband Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,122,000	85%	$953,700
Brian J. Wendling	$40,916	85%	$34,778
Albert E. Rosenthaler	$74,859	85%	$63,630
Renee L. Wilm	$74,887	85%	$63,654
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Aggregate Results. The following table presents information concerning the aggregate 2022 performance-based bonus amounts payable to each named executive officer by our company after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate-Level Achievements	Total Bonus
Gregory B. Maffei	$5,469,750	$1,458,600	$953,700	$7,882,050
Brian J. Wendling	$199,463	$53,190	$34,778	$287,431
Albert E. Rosenthaler	$364,938	$97,317	$63,630	$525,885
Renee L. Wilm	$421,238	$97,353	$63,654	$582,244
Our compensation committee then noted that, when combined with the total 2022 performance-based bonus amounts paid by Liberty Media and the other Service Companies to the overlapping named executive officers, Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm received $23,158,250, $871,004, $1,593,590 and $1,764,377, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
EQUITY INCENTIVE COMPENSATION
The 2019 incentive plan provides for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Subject to share availability considerations, our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2019 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
As discussed above, our executive officers perform management services for our company pursuant to the amended services agreement. In consultation with the compensation Committees of each of Liberty Media and the other Service Companies, our compensation committee determined that each of our company, Liberty Media and the other Service Companies would grant a proportionate share of the aggregate equity grant value to each named executive officer each year for their service to our company and each of Liberty Media and the other Service Companies. The proportionate share for each company was determined based 50% on the relative market capitalization and 50% on relative time spent by Liberty Media’s employees working for such issuer. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across Liberty Media and the Service Companies by Liberty Media’s compensation committee, our compensation committee and the compensation committees of each other Service Company based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, to further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with the company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company, Liberty Media and the other Service Companies in 2022 a combined target value equity award of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election.
In 2022, our compensation committee granted time-vested stock options to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 33% of Mr. Maffei’s aggregate annual equity award for 2022, or
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$5,775,000. Our compensation committee believed that time-vested stock options are consistent with its philosophy of aligning the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.
As a result, our compensation committee granted to Mr. Maffei 136,100 LBRDK time-vested options (the 2022 Maffei Annual Options). The 2022 Maffei Annual Options had a grant date of March 11, 2022, a term of seven years, and an exercise price of $138.26, which was the closing price of LBRDK on the grant date. In addition, the stock options vested in full on December 30, 2022, and were subject to other applicable terms and conditions for option grants as set forth in the 2019 Maffei Employment Agreement.
For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table below.
Multiyear Equity Awards. Our compensation committee makes larger stock option grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest between two and four years after grant, rather than making annual grants over the same period. These multiyear grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. Messrs. Wendling and Rosenthaler and Ms. Wilm each received a multiyear stock option award in December 2020 (the 2020 NEO Multiyear Options), which equaled the value of, for Messrs. Wendling and Rosenthaler, the annual grants that were expected to be granted to each for the period from January 1, 2021 through December 31, 2023, and for Ms. Wilm, a top up in value over grants already made for the same period to reflect the increased responsibilities associated with her new role beginning in 2021 of Chief Administrative Officer. One-half of each named executive officer’s 2020 NEO Multiyear Options vested on December 7, 2022 and the remaining one-half will vest on December 7, 2023. See the “Outstanding Equity Awards at Fiscal-Year End” table below for more information about the 2020 NEO Multiyear Options.
Performance-based RSU Awards. Our compensation committee granted annual performance RSUs to Messrs. Wendling and Rosenthaler and Ms. Wilm in March 2022. Our compensation committee granted to each of Messrs. Wendling and Rosenthaler and Ms. Wilm 1,698, 3,067 and 3,067 LBRDK performance-based RSUs, respectively, (collectively, the 2022 Chief RSUs). The 2022 Chief RSUs would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2022 Chief RSUs and reviewed each named executive officer’s performance against that performance program to determine which portion of the award would be paid. Our compensation committee reviewed the 2022 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei. Mr. Maffei recommended that our committee vest 100% of the 2022 Chief RSUs based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2022 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media);

•
in the case of Mr. Maffei, payment of legal expenses pertaining to his employment arrangement; and

•
occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between our company and Liberty Media), which is primarily used for business purposes, and occasional, personal use of a company car and driver.

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
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Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment with Liberty Media, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2022, pursuant to November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of (i) the termination of his employment with Liberty Media or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL) rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
For disclosure purposes, Liberty Media determines the aggregate incremental cost to Liberty Media of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because Liberty Media’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to the amended services agreement, we pay Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using Liberty Media’s corporate aircraft for our company’s business matters along with the approved personal use of Liberty Media’s corporate aircraft that are allocable to our company under the amended services agreement. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
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Executive Compensation
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2022 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code is considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In those instances where we grant equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Beginning in December 2020, we also began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to the company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach. The company intends to review and update its recoupment provisions as necessary or appropriate in light of the new rules adopted by the SEC and Nasdaq with respect to the recoupment of incentive compensation.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company to such executive officer, or in the case of Mr. Maffei, three times the value of the annual performance RSUs or annual option awards, as selected by Mr. Maffei, with the required ownership level automatically adjusted following these annual grants. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised the compensation committee during 2022. No member of our compensation committee during 2022 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
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COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Julie D. Frist
J. David Wargo
Richard R. Green
Sue Ann Hamilton
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SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/22)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Gregory B. Maffei President and Chief Executive Officer	2022	990,000	—	—	5,321,505	7,882,050	287,293(6)	14,480,848
	2021	1,110,000	—	—	6,697,562	9,859,952	350,612(6)	18,018,126
	2020	372,603	—	—	14,887,841	5,164,056	219,696(6)	20,644,196
Brian J. Wendling(7) Principal Financial Officer and Chief Accounting Officer	2022	—	—	234,765	—	287,431	—	522,196
	2021	—	—	296,431	—	357,424	—	653,855
	2020	—	—	146,988	653,360	—	—	800,348
Albert E. Rosenthaler Chief Corporate Development Officer	2022	—	—	424,043	—	525,885	—	949,928
	2021	—	—	535,616	—	653,943	—	1,189,559
	2020	—	—	302,622	1,180,285	—	39,815(8)	1,522,722
Renee L. Wilm(9) Chief Legal Officer and Chief Administrative Officer	2022	—	—	424,043	—	582,244	—	1,006,287
	2021	—	—	535,616	—	684,755	—	1,220,371
	2020	—	—	243,220	317,808	—	—	561,028

(1)
Represents only that portion of Mr. Maffei’s base salary that, beginning January 1, 2020, was allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement as described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” For a description of the allocation of Mr. Maffei’s compensation among Liberty Media, our company and the other Service Companies pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, see “—Compensation Discussion and Analysis—Services Agreement” above. In 2020, our company’s allocable portion of Mr. Maffei’s base salary was $540,000, but due to the financial impact of the coronavirus pandemic, for the period from April 4, 2020 through December 31, 2020, Mr. Maffei offered to waive the right to receive his base salary except for amounts sufficient to cover health insurance, flexible spending contributions and certain taxes. Mr. Maffei received an aggregate of $147,600 in cash salary during 2020. In consideration for the portion of Mr. Maffei’s 2020 base salary that he offered to waive and restructure (which totaled $392,400), we granted to Mr. Maffei RSUs, which had a grant date fair value of $225,003, and this amount is reflected in the “Salary” column of this Summary Compensation Table.

(2)
Reflects, as applicable, the grant date fair value of the 2022 Chief RSUs and the RSUs awarded to Messrs. Wendling and Rosenthaler and Ms. Wilm in 2021 and 2020. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2022 (which are included in our 2022 Form 10-K). Does not include the grant date fair value of any legacy GCI Liberty RSUs or restricted stock awards that were granted by GCI Liberty before our acquisition of GCI Liberty in a stock-for-stock merger (the combination) and that were assumed by our company in connection with the combination, in accordance with the SEC disclosure rules.

(3)
The grant date fair values of the 2022 Maffei Annual Options, the 2020 Maffei Term Options (as defined below), the 2020 NEO Multiyear Options and the stock options awarded to Mr. Maffei in 2021 and 2020 have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2022 (which are included in our 2022 Form 10-K). Does not include the grant date fair value of any legacy GCI Liberty option awards that were granted by GCI Liberty before the combination and that were assumed by our company in connection with the combination, in accordance with the SEC disclosure rules.

(4)
Represents each named executive officer’s annual performance-based bonus.

(5)
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the year indicated above. From time to time, we pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

Beginning in 2020, the company’s named executive officers were afforded the opportunity to use a portion of Liberty Media’s fractional ownership contract with NetJets for personal use, provided that each such named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. This opportunity expired on February 28, 2021. However, from time to time, with the approval of the Chief Executive Officer, our named executive officers are permitted to use a portion of our NetJets contract for personal use, provided they reimburse Liberty Media for costs associated therewith.
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(6)
Includes the following amounts, which were allocated to our company under the amended services agreement:

	Amounts ($)
	2022	2021	2020
Payment in 2020 for legal expenses pertaining to Mr. Maffei’s employment agreement entered into in December 2019	—	—	117,507
Compensation related to personal use of corporate aircraft(a)	272,567	330,956	96,136
Life insurance premiums	2,483	2,784	365
Matching contributions made to the Liberty Media 401(k) Savings Plan(b)	10,065	10,730	5,130

(a)
Calculated based on aggregate incremental cost of such usage allocated to our company.

(b)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and Liberty Media contributed a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company reimburses Liberty Media under the amended services agreement for our allocable portion of the matching contribution for Mr. Maffei. Mr. Maffei’s matching contributions are fully vested. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

(7)
Mr. Wendling assumed the role of Chief Accounting Officer of our company effective January 1, 2020.

(8)
Compensation related to personal use of corporate aircraft. Calculated based on aggregate incremental cost of such usage to our company.

(9)
Ms. Wilm assumed the role of Chief Administrative Officer in January 2021.

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EXECUTIVE COMPENSATION ARRANGEMENTS
GREGORY B. MAFFEI
2019 Maffei Employment Agreement
Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase) and a one-time cash commitment bonus of $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront awards (with an aggregate grant date fair value of $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of $17.5 million.
Maffei Term Equity Awards
Also on December 13, 2019, in connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) to be granted in two equal tranches. The first tranche of Mr. Maffei’s Upfront Awards granted in December 2019 consisted of time-vested stock options from each of our company, Liberty Media, Qurate Retail and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor that vest, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on December 15, 2023), subject to Mr. Maffei’s continued employment, except as described below. Our portion of the Upfront Awards granted in December 2019 had an aggregate grant date fair value of $8,100,000 and consisted of 260,419 stock options to purchase LBRDK shares, with a term of seven years (the 2019 Maffei Term Options).
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of our company, Liberty Media, Qurate Retail and GCI Liberty and time-vested RSUs from Liberty TripAdvisor. The Upfront Awards granted in December 2020 will vest, in each case, on December 31, 2024 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on the fourth anniversary of its grant date), subject to Mr. Maffei’s continued employment, except as described below. Our company’s portion of the Upfront Awards granted in December 2020 had an aggregate grant date fair value of $11,250,000 and consisted of 289,858 stock options to purchase LBRDK shares, with a term of seven years (the 2020 Maffei Term Options).
Annual Awards
Pursuant to the 2019 Maffei Employment Agreement, the aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options), performance-based RSUs (Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of Liberty Media or the applicable other Service Company with respect to its allocable portion of the Annual Performance RSUs. For a description of Mr. Maffei’s Annual Awards, see “Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards.”
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the amended services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
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Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement), he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for a prior completed year, any unpaid expense reimbursements and any amounts due under applicable law; (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and us; (iv) full vesting of his Upfront Awards and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and us; (vi) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and us; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty Media, including continued use of Liberty Media’s aircraft (collectively, the severance benefits).
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement), he will be entitled to full vesting of the upfront awards and the Annual Awards, in each case, granted by us (or assumed by us from GCI Liberty in connection with the combination) for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services had been terminated without cause or for good reason as described above in “—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason.”
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit any unvested portion of the upfront awards granted by us (or assumed by us from GCI Liberty in connection with the combination), and if the termination for cause occurs before the close of business on December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and all of the annual equity awards granted by our company (or assumed by us from GCI Liberty in connection with the combination) for that grant year. If Mr. Maffei’s services are terminated by our company for cause after the close of business on December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for any outstanding performance-based restricted stock units, the award will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason, he will be entitled to pro rata vesting of the upfront awards granted by our company or assumed by us from GCI Liberty in connection with the combination (based on the number of days that have elapsed over the four-year vesting period). He will also be entitled to pro rata vesting of his annual equity awards for the year of termination granted by us or assumed by us from GCI Liberty in connection with the combination (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria are determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to us. If Mr. Maffei also voluntarily terminates his employment with Liberty Media, rather than being entitled to payment of our allocated portion of his annual
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cash bonus, Mr. Maffei would be entitled to receive a payment from Liberty Media equal to $17 million, prorated based upon the elapsed number of days in the calendar year of termination. Our company would reimburse Liberty Media for our allocable portion of this payment.
EQUITY INCENTIVE PLANS
The 2019 incentive plan is designed, and prior to its expiration, the Liberty Broadband Corporation 2014 Omnibus Incentive Plan (amended and restated March 11, 2015) as amended (the 2014 incentive plan) was designed, to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or Qurate Retail providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2019 incentive plan (collectively, as used in this description of the 2019 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 6,000,000 shares (plus an additional 3,678,357 shares, which were assumed into the 2019 incentive plan from the GCI Liberty, Inc. 2018 Omnibus Incentive Plan (as amended) (the GCI Liberty 2018 incentive plan) after being converted into shares of common stock of Liberty Broadband in connection with the combination, which may be used for awards to participants who were not employees or other service providers of Liberty Broadband or any of its subsidiaries immediately before the combination), subject to anti-dilution and other adjustment provisions of the 2019 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $3 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2019 incentive plan is administered by the compensation committee with regard to all awards granted under the 2019 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full Board of Directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2019 incentive plan is the only incentive plan under which awards will be made.
In December 2020, our company completed the combination with GCI Liberty. Prior to the combination, GCI Liberty had granted to our named executive officers under the GCI Liberty 2018 incentive plan equity-based awards, including GCI Liberty’s allocable portion of Mr. Maffei’s annual equity-based awards and his Upfront Awards under the 2019 Maffei Employment Agreement, and multi-year stock option awards and annual equity-based awards to the other named executive officers. Some of our named executive officers also held equity-based awards with respect to GCI Liberty’s common stock that were issued in connection with adjustments made to outstanding equity incentive awards with respect to shares of Qurate Retail’s Liberty Ventures common stock, which awards were issued pursuant to the GCI Liberty, Inc. Transitional Stock Adjustment Plan (the GCI Liberty transitional plan). All of the equity-based awards with respect to GCI Liberty’s common stock, including those held by our named executive officers, were assumed by our company and converted into Liberty Broadband awards when the combination was complete. Subject to certain changes to reflect the combination, these plans will continue to govern the terms and conditions of the assumed and converted awards, but will not be used to make any additional grants following the combination.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2022, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2022, which consisted of employees located in the U.S. representing all full-time, part-time, seasonal and temporary employees employed by our company and our subsidiary, GCI Holdings, LLC, on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for calendar year 2022, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2022. Also, we did not
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annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined the median employee’s total compensation for calendar year 2022, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$14,480,848
Median Employee Total Annual Compensation	$92,651
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	156:1
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GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2022 to the named executive officers.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)
Gregory B. Maffei
	03/11/2022(3)	—	5,610,000	11,220,000	—	—	—	—	—	—	—
LBRDK	03/11/2022	—	—	—	—	—	—	—	136,100(4)	138.26	5,321,505
Brian J. Wendling
	03/11/2022(3)	—	204,577	409,155	—	—	—	—	—	—	—
LBRDK	03/11/2022(5)	—	—	—	—	1,698	—	—	—	—	234,765
Albert E. Rosenthaler
	03/11/2022(3)	—	374,295	748,590	—	—	—	—	—	—	—
LBRDK	03/11/2022(5)	—	—	—	—	3,067	—	—	—	—	424,043
Renee L. Wilm
	03/11/2022(3)	—	374,434	748,868	—	—	—	—	—	—	—
LBRDK	03/11/2022(5)	—	—	—	—	3,067	—	—	—	—	424,043
(1)
Our 2022 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2022 performance-based bonus program. The amounts in the Maximum column represent the maximum amount that could have been payable to each named executive officer. For more information on this performance bonus program, see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—2022 Performance-based Bonuses” above. For the actual bonuses paid by our company, see the amounts included for 2022 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
The terms of the 2022 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. The amounts in the Target column represent the target amount that would have been payable to the named executive officer assuming (x) achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering criteria established by our compensation committee in March 2022. For the actual 2022 Chief RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Performance-based RSU Awards.”

(3)
Reflects the date on which our compensation committee established the terms of the 2022 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—2022 Performance-based Bonuses.”

(4)
Vested in full on December 30, 2022.

(5)
Reflects the date on which our compensation committee established the terms of the 2022 Chief RSUs as described under “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Performance-based RSU Awards.”

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2022 and held by the named executive officers, including their legacy GCI Liberty options that were granted by GCI Liberty before the combination and assumed by our company in connection with the combination.
	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
LBRDK	1,500,000	—	—	48.10	12/17/2024	—	—	—	—
LBRDK	62,963	—	—	96.49	12/26/2024	—	—	—	—
LBRDK	41,483	—	—	88.99	03/06/2026	—	—	—	—
LBRDK	—	260,419(1)	—	121.89	12/15/2026	—	—	—	—
LBRDK	—	208,410(1)	—	122.64	12/15/2026	—	—	—	—
LBRDK	99,604	—	—	112.29	03/13/2027	—	—	—	—
LBRDK	85,898	—	—	99.11	03/13/2027	—	—	—	—
LBRDK	—	289,858(2)	—	164.99	12/07/2027	—	—	—	—
LBRDK	—	176,024(2)	—	164.78	12/07/2027	—	—	—	—
LBRDK	167,230	—	—	152.25	03/11/2028	—	—	—	—
LBRDK	136,100	—	—	138.26	03/11/2029	—	—	—	—
LBRDB	69,336	—	—	97.21	03/29/2023	—	—	—	—
LBRDB	150,059	—	—	97.21	05/11/2024	—	—	—	—
LBRDB	82,965	—	—	93.13	03/05/2025	—	—	—	—
LBRDB	12,445	—	—	100.19	03/06/2026	—	—	—	—
Brian J. Wendling
Option Awards
LBRDK	9,629	—	—	67.54	05/12/2023	—	—	—	—
LBRDK	7,788	7,787(3)	—	164.99	12/07/2027	—	—	—	—
LBRDK	5,001	5,002(3)	—	164.78	12/07/2027	—	—	—	—
RSU Award
LBRDK	—	—	—	—	—	—	—	1,698(4)	129,506
Albert E. Rosenthaler
Option Awards
LBRDK	19,308	—	—	96.49	03/04/2023	—	—	—	—
LBRDK	2,440	—	—	96.49	12/26/2024	—	—	—	—
LBRDK	14,068	14,068(3)	—	164.99	12/07/2027	—	—	—	—
LBRDK	9,035	9,036(3)	—	164.78	12/07/2027	—	—	—	—
RSU Award
LBRDK	—	—	—	—	—	—	—	3,067(4)	233,920
Renee L. Wilm
Option Awards
LBRDK	12,562	12,561(5)	—	118.44	11/04/2026	—	—	—	—
LBRDK	9,050	9,051(5)	—	126.92	11/14/2026	—	—	—	—
LBRDK	3,788	3,788(3)	—	164.99	12/07/2027	—	—	—	—
LBRDK	2,433	2,433(3)	—	164.78	12/07/2027	—	—	—	—
RSU Award
LBRDK	—	—	—	—	—	—	—	3,067(4)	233,920

(1)
Vests on December 31, 2023.

(2)
Vests on December 31, 2024.

(3)
Represents the final vesting tranche of the 2020 NEO Multiyear Options, which vests on December 7, 2023.

(4)
Represents the target number of 2022 Chief RSUs that each of Mr. Wendling, Mr. Rosenthaler and Ms. Wilm could earn based on performance in 2022.

(5)
Represents the final vesting tranche of the stock options granted to Ms. Wilm in 2019, which vests on September 23, 2023.

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OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers, in each case, during 2022.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
LBRDA	—	—	—	—
LBRDK	—	—	—	—
LBRDB	37,544(2)	1,449,949	—	—
Brian J. Wendling
LBRDA	—	—	—	—
LBRDK	—	—	1,947	268,160
Albert E. Rosenthaler
LBRDA	—	—	—	—
LBRDK	—	—	3,518	484,534
Renee L. Wilm
LBRDA	—	—	—	—
LBRDK	—	—	3,518	484,534

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

(2)
Pursuant to the agreement reached between Mr. Maffei and certain stockholders of GCI Liberty in November 2020 in connection with a putative class action complaint filed by such shareholders in connection with the combination, the shares of LBRDB common stock received by Mr. Maffei upon the exercise of his options were immediately converted into shares of LBRDK common stock.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2022, which was the last day of our last completed fiscal year. For purposes of the following table, we have assumed that Mr. Maffei’s employment had terminated at each of Liberty Media, Liberty Broadband and the other Service Companies. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 30, 2022 (the last trading day in 2022) for our LBRDK and LBRDB common stock, which were $76.27 and $73.75, respectively. Any option awards held by the named executive officers that had an exercise price that was more than the closing market price of our Series C or Series B common stock on December 30, 2022 have been excluded from the table below. For all other option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers has received awards and payments under our incentive plans. Additionally, Mr. Maffei is entitled to certain payments and acceleration rights upon termination under his employment agreement.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits,” which are incorporated by reference herein):
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Additionally, the equity-based awards with respect to GCI Liberty common stock held by our named executive officers assumed by our company and converted into Liberty Broadband awards in connection with the combination were issued under the GCI Liberty 2018 incentive plan and the GCI Liberty transitional plan. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment without good reason, his 2020 Maffei Term Options, his 2019 Maffei Term Options and his Upfront Awards originally granted by GCI Liberty in December 2019 and December 2020, respectively, which were assumed and converted into Upfront Awards with respect to Liberty Broadband common stock in connection with the combination (the 2019 Maffei Legacy GLIB Term Options and 2020 Maffei Legacy GLIB Term Options, respectively), would have vested on a pro rata basis (based on the number of days elapsed during the four-year vesting period). Mr. Maffei would have been entitled to certain other benefits upon a voluntary termination without good reason of his employment with our company as of December 31, 2022. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also voluntarily terminated. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. Messrs. Wendling and Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause” (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights). Unless there is a different definition in the applicable award agreement, each of the transitional plan, the 2014 incentive plan, the 2019 incentive plan, the GCI Liberty 2018 incentive plan and the GCI Liberty transitional plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties
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and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, including the stock options granted to him in 2014, the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and 2020 Maffei Legacy GLIB Term Options “cause,” as defined in the applicable award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the Board of Directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights to exercise vested options or similar rights following a termination for cause under his equity award agreements. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—For Cause Termination at our Company” above.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
Pursuant to the award agreements for the stock options awarded to Mr. Maffei in 2014 and 2019, such stock options would have remained outstanding and expire at the end of the term upon a termination of his employment by our company without cause or by him for good reason as of December 31, 2022. As of December 31, 2022, Mr. Maffei’s unvested equity awards consisted of the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options, and the 2020 Maffei Legacy GLIB Term Options. Upon a termination of his employment by our company without cause (as defined in the 2019 Maffei Employment Agreement) or by him for good reason (as defined in the 2019 Maffei Employment Agreement), the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options would have vested. Mr. Maffei would also be entitled to severance pay and benefits from our company upon a termination without cause or by him for good reason. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also terminated without cause or for good reason. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” and “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason.”
As of December 31, 2022, Messrs. Wendling’s and Rosenthaler’s only unvested equity awards were their 2022 Chief RSUs, the final vesting tranche of their 2020 NEO Multiyear Options, and the final vesting tranche of their multi-year stock options originally granted by GCI Liberty in December 2020, which were assumed and converted into multi-year stock options with respect to Liberty Broadband common stock in connection with the combination (the 2020 NEO Legacy GLIB Multiyear Options). Ms. Wilm’s only unvested equity awards were her 2022 Chief RSUs, the final vesting tranche of her 2020 NEO Multiyear Options, 2020 NEO Legacy GLIB Multiyear Options, the final vesting tranche of the stock options granted to Ms. Wilm in 2019 and the final vesting tranche of the stock options originally granted by GCI Liberty to Ms. Wilm in 2019 (the 2019 Wilm Legacy GLIB Options). Upon a termination of employment without cause, the final vesting tranche of Ms. Wilm’s 2019 multi-year stock option award, the final vesting tranche of the 2019 Wilm Legacy GLIB Options, the final vesting tranche of the 2020 NEO Multiyear Options and the final vesting tranche of the 2020 NEO Legacy GLIB Multiyear Options would have vested. Upon a termination of employment without cause as of December 31, 2022, the 2022 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. None of Messrs. Wendling or Rosenthaler or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. Mr. Maffei is also entitled to certain payments and other benefits if he dies while employed by our company. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability.” None of the other named executive officers
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would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2022.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSUs. Mr. Maffei is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability” above. None of the other named executive officers would have been entitled to any severance pay or other benefits from our company upon a termination due to disability, assuming a termination date as of December 31, 2022.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options (other than the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options) and the lapse of restrictions on any RSU award held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards would vest in the case of a change in control described in the last bullet (other than the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options). A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his right to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term Options, his 2020 Maffei Term Options, his 2019 Maffei Legacy GLIB Term Options and his 2020 Maffei Legacy GLIB Term Options. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.
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BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei
Severance	5,610,000(1)	—	24,750,000(2)	24,750,000(2)	24,750,000(2)	—
Options	42,255,000(3)	42,255,000(4)	42,255,000(5)	42,255,000(5)	42,255,000(5)	42,255,000(6)
Perquisites(7)	—	—	268,385	—	268,385	—
Total	47,865,000	42,255,000	67,273,385	67,005,000	67,273,385	42,255,000
Brian J. Wendling
Options	84,061(8)	—(9)	84,061(10)	84,061(11)	84,061(11)	84,061(12)
RSUs	—(8)	—(9)	129,506(10)	129,506(11)	129,506(11)	129,506(12)
Total	84,061	—	213,568	213,568	213,568	213,568
Albert E. Rosenthaler
Options	—(8)	—(9)	—(10)	—(11)	—(11)	—(12)
RSUs	—(8)	—(9)	233,920(10)	233,920(11)	233,920(11)	233,920(12)
Total	—	—	233,920	233,920	233,920	233,920
Renee L. Wilm
Options	—(8)	—(9)	—(10)	—(11)	—(11)	—(12)
RSUs	—(8)	—(9)	233,920(10)	233,920(11)	233,920(11)	233,920(12)
Total	—	—	233,920	233,920	233,920	233,920

(1)
If Mr. Maffei had voluntarily terminated his employment without good reason (as defined in the 2019 Maffei Employment Agreement) at Liberty Broadband, Liberty Media and each of the other Service Companies as of December 31, 2022, he would have been entitled to receive in a lump sum a prorated amount of $17 million, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangement—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. The amount in the table includes our allocable portion of this payment (33%) for which we would reimburse Liberty Media.

(2)
If Mr. Maffei’s employment had been terminated as of December 31, 2022 without cause (as defined in the 2019 Maffei Employment Agreement) by Liberty Broadband, Liberty Media and each of the other Service Companies, by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control), in each case, subject to execution of a mutual release, or due to Mr. Maffei’s death or disability, he would have been entitled to receive (i) a payment of two times his 2022 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangement—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” above. The amount in the table includes our allocable portion of this payment (33%) for which we would reimburse Liberty Media. The amount included in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2022 cash bonus prior to December 31, 2022.

(3)
Based on the number of vested options in regards to our Series C common stock held by Mr. Maffei at December 31, 2022 for which the exercise price is less than the closing market price of LBRDK shares on December 30, 2022. If Mr. Maffei’s employment had been terminated without good reason, his 2019 Maffei Term Options, his 2020 Maffei Term Options, his 2019 Maffei Legacy GLIB Term Options and his 2020 Maffei Legacy GLIB Term Options would have vested on a pro rata basis (based on the number of days that had elapsed over the four-year vesting period), but because the exercise prices of the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options are more than the closing market price of LBRDK shares on December 30, 2022, and because the exercise prices of certain of Mr. Maffei’s vested stock options in regards to our Series C and all of Mr. Maffei’s vested stock options in regards to our Series B common stock are more than the closing market price of LBRDK or LBRDB shares, as applicable, on December 30, 2022, no value has been included for these awards in the table.

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(4)
Based on the number of vested options in regards to our Series C common stock held by Mr. Maffei at December 31, 2022 for which the exercise price is less than the closing market price of LBRDK shares on December 30, 2022. If Mr. Maffei was terminated for “cause” as of December 31, 2022, he would have forfeited the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options. Because the exercise prices of certain of Mr. Maffei’s vested stock options in regards to our Series C and all of Mr. Maffei’s vested stock options in regards to our Series B common stock are more than the closing market price of LBRDK or LBRDB shares, as applicable, on December 30, 2022, no value has been included for these awards in the table.

(5)
Based on the number of vested options in regards to our Series C common stock held by Mr. Maffei at December 31, 2022 for which the exercise price is less than the closing market price of LBRDK shares on December 30, 2022. If Mr. Maffei’s employment had been terminated as of December 31, 2022 without cause (as defined in the 2019 Maffei Employment Agreement), for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) or due to Mr. Maffei’s death or disability, the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options would have vested, but because the exercise prices of the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options are more than the closing market price of LBRDK shares on December 30, 2022, and because the exercise prices of certain of Mr. Maffei’s vested stock options in regards to our Series C common stock and all of Mr. Maffei’s vested stock options in regards to our Series B common stock are more than the closing market price of LBRDK or LBRDB shares, as applicable, on December 30, 2022, no value has been included for these awards in the table.

(6)
A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term Options, his 2020 Maffei Term Options, his 2019 Maffei Legacy GLIB Term Options and his 2020 Maffei Legacy GLIB Term Options. For purposes of the tabular presentation above, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company. The value of Mr. Maffei’s vested options in regards to our Series C common stock for which the exercise price is less than the closing market price of LBRDK shares on December 30, 2022 is included in the table.

(7)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2022, he would have been entitled to receive (i) personal use of the corporate aircraft for 120 hours per year, (ii) information technology support from the Company, as reasonably requested by Mr. Maffei, and (iii) continuation of such other perquisites as Mr. Maffei was entitled to receive prior to such termination, in each case, over a 12-month period. Perquisite amount of $813,287 represents the maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft. The amount in the table includes our allocable portion of this payment (33%) for which we would reimburse Liberty Media.

(8)
Each of Messrs. Wendling and Rosenthaler and Ms. Wilm would have forfeited his or her 2022 Chief RSUs and the unvested portions of his or her 2020 NEO Multiyear Options and his or her 2020 NEO Legacy GLIB Multiyear Options, and Ms. Wilm would have forfeited the unvested portions of her multi-year stock options awarded to her in 2019 and her 2019 Wilm Legacy GLIB Options, if his or her employment had been terminated by him or her as of December 31, 2022. Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options would remain outstanding and exercisable in accordance with their terms in the event each of Messrs. Wendling and Rosenthaler and Ms. Wilm terminated his or her employment as of December 31, 2022. Because the exercise prices of certain of Mr. Wendling’s and all of Mr. Rosenthaler’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 30, 2022, no value has been included for these awards in the table.

(9)
If each of Messrs. Wendling and Rosenthaler and Ms. Wilm was terminated by the company for “cause” as of December 31, 2022, all of his or her outstanding option and RSU grants would have been forfeited.

(10)
Based on (i) the number of vested options held by Mr. Wendling as of December 31, 2022 for which the exercise price is less than the closing market price of LBRDK shares on December 30, 2022 and (ii) the number of unvested RSUs held by the named executive officer as of December 31, 2022 that would vest pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated without cause as of December 31, 2022, their 2022 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Performance-based RSU Awards,” our compensation committee vested all of the 2022 Chief RSUs, which is reflected in the table above. The unvested portions of the 2020 NEO Multiyear Options, 2020 NEO Legacy GLIB Multiyear Options, Ms. Wilm’s stock options granted in 2019 and her 2019 Wilm Legacy GLIB Options would have also vested, but because the exercise prices of these awards and all of Mr. Rosenthaler’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 30, 2022, no value has been included for these awards in the table.

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(11)
Based on (i) the number of vested options held by Mr. Wendling as of December 31, 2022 for which the exercise price is less than the closing market price of LBRDK shares on December 30, 2022 and (ii) the number of unvested RSUs held by the named executive officer as of December 31, 2022 that would vest pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2022, all of the 2022 Chief RSUs would have vested. The unvested portions of the 2020 NEO Multiyear Options, 2020 NEO Legacy GLIB Multiyear Options, Ms. Wilm’s stock options granted in 2019 and her 2019 Wilm Legacy GLIB Options would have also vested, but because the exercise prices of these awards and all of Mr. Rosenthaler’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 30, 2022, no value has been included for these awards in the table.

(12)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the 2022 Chief RSUs, would have vested. The unvested portions of the 2020 NEO Multiyear Options, 2020 NEO Legacy GLIB Multiyear Options, Ms. Wilm’s stock options granted in 2019 and her 2019 Wilm Legacy GLIB Options would have also vested, but because the exercise prices of these awards and all of Mr. Rosenthaler’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 30, 2022, no value has been included for these awards in the table.

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PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of the Company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2022	14,480,848	(14,142,513)	826,137	(461,196)	LBRDA	60.89	90.34	1,257	7,045
					LBRDK	60.65
2021	18,018,126	19,576,914	1,021,262	1,050,757	LBRDA	129.17	150.28	732	6,687
					LBRDK	128.11
2020	20,644,196	27,935,382	961,366	1,166,138	LBRDA	126.51	123.61	398	4,788
					LBRDK	125.94

(1)
Our Principal Executive Officer (PEO) for each of the fiscal years indicated was Mr. Maffei. Our named executive officers other than our PEO (non-PEO NEOs) for each of the fiscal years indicated were Messrs. Wendling and Rosenthaler and Ms. Wilm.

(2)
Reflects, for Mr. Maffei, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

66 / 2023 PROXY STATEMENT

Executive Compensation
(3)
Represents the compensation actually paid to Mr. Maffei and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End (c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End (d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year (e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
PEO
2022	14,480,848	—	(5,321,505)	—	(24,486,413)	1,184,557	—	(14,142,513)
2021	18,018,126	—	(6,697,562)	—	325,584	7,930,766	—	19,576,914
2020	20,644,196	—	(14,887,841)	11,866,846	4,431,305	6,222,599	(341,722)	27,935,382
Non-PEO NEOs
2022	826,137	(360,950)	—	199,116	(545,469)	—	(580,029)	(461,196)
2021	1,021,262	(455,888)	—	482,387	13,238	—	(10,242)	1,050,757
2020	961,366	(230,943)	(717,151)	1,025,614	145,638	—	(18,386)	1,166,138

(a)
Reflects, for Mr. Maffei, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K do not include adjustments for dividends paid or the fair value of equity awards received in lieu of cash compensation foregone at a named executive officer’s election where such amounts are reported in the Salary, Bonus or All Other Compensation columns of the Summary Compensation Table in accordance with SEC guidance.

(c)
Reflects, with respect to Mr. Maffei, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Mr. Maffei, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in each of our Series A and Series C common stock (Nasdaq: LBRDA and LBRDK) from December 31, 2019 through December 31 of each covered fiscal year.

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Communication Services Index from December 31, 2019 through December 31 of each covered fiscal year.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
We define Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, Adjusted OIBDA includes our attributable interests in our equity investments.

LIBERTY BROADBAND CORPORATION / 67

Executive Compensation
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

PEO
Compensation Actually Paid (millions)
$40
$30
$20
$10
$-
$(10)
$(20)
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
TSR Per $100
2020
2021
2022
Comp.
LBRDA TSR
LBRDK TSR
PEER TSR

non-PEO NEOs
Compensation Actually Paid (thousands)
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
TSR Per $100
2020
2021
2022
Comp.
LBRDA TSR
LBRDK TSR
PEER TSR

Relationship Between Compensation Actually Paid and Net Income

PEO
Compensation Actually Paid (millions)
$35
$30
$25
$20
$15
$10
$5
$-
$(5)
$(10)
$(15)
$(20)
Net Income (millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2020
2021
2022
Comp.
Net Income

non-PEO NEOs

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$(200)
$(400)
$(600)
Compensation Actually Paid (thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Net Income (millions)
2020
2021
2022
Comp.
Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA

PEO
Compensation
Actually Paid
(millions)
$35
$30
$25
$20
$15
$10
$5
$-
$(5)
$(10)
$(15)
$(20)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Adjusted OIBDA
(millions)
2020
2021
2022
Comp.
Adjusted OIBDA

non-PEO NEOs
Compensation Actually Paid (thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$(200)
$(400)
$(600)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Adjusted OIBDA (millions)
2020
2021
2022
Comp.
Adjusted OIBDA

68 / 2023 PROXY STATEMENT

Executive Compensation
2022 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
Free Cash Flow
LIBERTY BROADBAND CORPORATION / 69

Executive Compensation
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2022 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Liberty Broadband Corporation 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended			—(1)
LBRDA	—	—
LBRDB	—	—
LBRDK	1,584,046	$50.02
Liberty Broadband Corporation 2019 Omnibus Incentive Plan, as amended			8,107,511(2)
LBRDA	—	—
LBRDB	—	—
LBRDK	1,492,927	$142.35
Equity compensation plans not approved by security holders: None(3)
Total
LBRDA	—
LBRDB	—
LBRDK	3,076,973
			8,107,511

(1)
Upon adoption of the 2019 incentive plan, the Board of Directors ceased making any further grants under the 2014 incentive plan. The amounts reported for the 2014 incentive plan reflect the number of securities to be issued upon exercise of outstanding options and the weighted average exercise price thereof.

(2)
The 2019 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit. Such figure includes 3,678,357 shares, which were assumed into the 2019 incentive plan from the GCI Liberty 2018 incentive plan after being converted into shares of common stock of Liberty Broadband in connection with the combination. Those assumed shares may be used for awards to participants who were not employees or other service providers of Liberty Broadband or any of its subsidiaries immediately before the combination. The amounts reported for the 2019 incentive plan reflect 1,259,509 shares of LBRDK to be issued upon exercise of outstanding options and 233,418 shares of LBRDK to be issued upon the settlement of restricted stock units. For restricted stock units subject to performance-based vesting requirements, such amounts assume the awards vest at 100 percent of target performance. The weighted average exercise price does not take into account restricted stock units, which by their nature do not have an exercise price.

(3)
On December 18, 2020, in connection with the combination, we assumed each outstanding award issued pursuant to the GCI Liberty 2018 incentive plan, the GCI Liberty transitional plan and the Amended and Restated 1986 Stock Option Plan of General Communications, Inc. (together with the GCI Liberty 2018 incentive plan and the GCI Liberty transitional plan, the GCI Liberty Plans and such awards collectively, the Legacy GCI Liberty Awards). The Legacy GCI Liberty Awards were assumed and converted into Liberty Broadband awards. We do not intend to issue any new grants under the Legacy GCI Liberty Plans in the future. As of December 31, 2022, under the GCI Liberty 2018 incentive plan, the number of securities to be issued upon exercise of outstanding options, warrants and rights was 598,539 LBRDK shares, which have a weighted average exercise price of $137.82 and 12,445 LBRDB shares, which have a weighted average exercise price of $100.19, and the number of securities to be issued upon the settlement of restricted stock units was 69,454 LBRDK shares. With respect to the GCI Liberty transitional plan, the number of securities to be issued upon exercise of outstanding options, warrants and rights was 159,916 LBRDK shares, which have a weighted average exercise price of $88.82 and 302,360 LBRDB shares, which have a weighted average exercise price of $96.09.

70 / 2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our capital stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of LBRDA, LBRDB and LBRDP, which are our company’s voting securities. Beneficial ownership of our capital stock is set forth below only to the extent known by us or ascertainable from public filings.
The security ownership information is given as of February 28, 2023 and, in the case of percentage ownership information, is based upon (1) 18,208,983 shares of LBRDA, (2) 2,049,907 shares of LBRDB, (3) 125,915,431 shares of LBRDK and (4) 7,183,812 shares of LBRDP, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all series of capital stock. LBRDK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	1,258,581(1)	6.9	48.9
	LBRDB	1,882,685(1)	91.8
	LBRDK	5,739,006(1)	4.6
	LBRDP	—	—
Gregory B. Maffei c/o Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	459,368(2)	2.5	8.4
	LBRDB	323,977(2)	13.7
	LBRDK	4,157,238(2)	3.3
	LBRDP	—	—
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	LBRDA	1,484,818(3)	8.0	3.5
	LBRDB	—	—
	LBRDK	11,050,032(4)	8.8
	LBRDP	—	—
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	LBRDA	738,986(5)	4.1	2.3
	LBRDB	—	—
	LBRDK	7,375,114(5)	5.9
	LBRDP	587,777(5)	8.2
RBC Capital Markets, LLC 200 Vesey Street New York, NY 10281	LBRDA	3,791(6)	*	*
	LBRDB	—	—
	LBRDK	523,157(6)	*
	LBRDP	673,370(7)	9.4
FPR Partners, LLC 199 Fremont St Suite 2500 San Francisco, CA 94105	LBRDA	1,272,047(8)(9)	7.0	3.1
	LBRDB	—	—
	LBRDK	2,691,873(9)	2.1
	LBRDP	—	—
FMR LLC 245 Summer Street Boston, MA 02210	LBRDA	1,701,137(10)	9.0	4.1
	LBRDB	—	—
	LBRDK	—	—
	LBRDP	—	—
LIBERTY BROADBAND CORPORATION / 71

Security Ownership of Certain Beneficial Owners and Management
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
Aristeia Capital, L.L.C. One Greenwich Plaza, 3rd Floor Greenwich, CT 06830	LBRDA	1,417,125(11)	7.5	3.4
	LBRDB	—	—
	LBRDK	—	—
	LBRDP	—	—
Ronald A. Duncan c/o Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	—	—	*
	LBRDB	—	—
	LBRDK	542,348(12)	*
	LBRDP	473,101(12)	6.6

*
Less than 1%

**
Less than 1,000 shares

(1)
Information with respect to shares of our capital stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “Security Ownership of Management.”

(2)
Information with respect to shares of our capital stock beneficially owned by Mr. Maffei, our President and Chief Executive Officer, as well as information with respect to Mr. Maffei’s percentage ownership and voting power is also set forth in “Security Ownership of Management.”

(3)
Based on Amendment No. 8 to Schedule 13G, filed February 9, 2023 by The Vanguard Group (Vanguard), which states that, with respect to shares of LBRDA, Vanguard has shared dispositive power over 32,240 shares, sole dispositive power over 1,452,578 shares and shared voting power over 7,871 shares.

(4)
Based on Amendment No. 8 to Schedule 13G, filed February 9, 2023 by Vanguard, which states that, with respect to shares of LBRDK, Vanguard has shared dispositive power over 261,270 shares, sole dispositive power over 10,788,762 shares and shared voting power over 91,918 shares.

(5)
Based on (i) Amendment No. 1 to Schedule 13G, filed February 1, 2023, by BlackRock, Inc. (BlackRock), a parent holding company, with respect to its ownership of shares of LBRDK, (ii) Schedule 13G, filed February 2, 2021, by BlackRock, with respect to its ownership of shares of LBRDP, and (iii) Form 13F, filed February 13, 2023, by BlackRock reporting its ownership of shares of LBRDA, which state that Blackrock has sole voting power, shared voting power, sole dispositive power/investment discretion, and shared dispositive power/investment discretion over these shares as provided in the following table. All shares covered by such filings are held by BlackRock and/or its subsidiaries.

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power/ Investment Discretion
LBRDA	642,085	324	738,986	—
LBRDK	6,736,782	—	7,375,114	—
LBRDP	587,777	—	587,777	—

(6)
Based on Form 13F, filed February 14, 2023 by the Royal Bank of Canada with respect to itself and certain related institutional investment managers, including RBC Capital Markets, LLC (RBC Capital), RBC CMA LLC (RBC CMA), RBC Dominion Securities Inc. (RBC Dominion), RBC Trust Company (Delaware) Limited (RBC Trust), Citi National Bank (Citi National) and City National Rochdale, LLC (Rochdale), which states that Royal Bank of Canada has sole investment discretion over 257 LBRDA shares and sole voting power over 257 LBRDA shares and sole investment discretion over 8,436 LBRDK shares and sole voting power over 8,436 LBRDK shares, RBC Capital has shared investment discretion over 3,899 LBRDA shares and sole voting power over 1,663 LBRDA shares and shared investment discretion over 298,119 LBRDK shares and sole voting power over 287,232 LBRDK shares, RBC CMA has shared investment discretion over 578 LBRDA shares and sole voting power over 578 LBRDA shares and shared investment discretion over 1,090 LBRDK shares and sole voting power over 1,090 LBRDK shares, RBC Dominion has shared investment discretion over 209,013 LBRDK shares and sole voting power over 347 LBRDK shares, RBC Trust has shared investment discretion over 49 LBRDA shares and sole voting power over 49 LBRDA shares and shared investment discretion over 2,408 LBRDK shares and sole voting power over 2,408 LBRDK shares, Citi National has shared investment discretion over 3,262 LBRDK shares and sole voting power over 3,262 LBRDK shares and Rochdale has shared investment discretion over 8 LBRDA shares and sole voting power over 8 LBRDA shares and shared investment discretion over 482 LBRDK shares and sole voting power over 482 LBRDK shares.

72 / 2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(7)
Based on Amendment No. 2 to Schedule 13G, filed February 14, 2023 jointly by RBC Capital, RBC Trust and Rochdale with respect to LBRDP shares, which states that each of RBC Capital, RBC Trust and Rochdale has shared voting power over 673,370 shares and shared dispositive power over 673,370 shares.

(8)
Based on Amendment No. 1 to Schedule 13G, filed February 14, 2023 jointly by FPR Partners, LLC (FPR), Andrew Raab and Bob Peck, which states that, with respect to LBRDA shares, FPR has sole voting power and sole dispositive power over 1,272,047 shares and, Mr. Raab and Mr. Peck have shared voting power and shared dispositive power over 1,272,047 shares.

(9)
Based on Form 13F, filed February 14, 2023 by FPR, which states that FPR has sole investment discretion over 1,272,047 LBRDA shares and sole voting power over 1,272,047 LBRDA shares and sole investment discretion over 2,691,873 LBRDK shares and sole voting power over 2,691,873 LBRDK shares.

(10)
Based on Amendment No. 1 to Schedule 13G, filed February 9, 2023 jointly by FMR LLC (FMR) and Abigail P. Johnson, which states that, with respect to LBRDA shares, FMR has sole voting power over 1,658,786 shares and sole dispositive power over 1,701,137 shares and Ms. Johnson has sole dispositive power over 1,701,137 shares. Ms. Johnson is a director, the Chairman and the Chief Executive Officer of FMR.

(11)
Based on Schedule 13G, filed February 14, 2023 by Aristeia Capital, L.L.C. (Aristeia), which states that, with respect to LBRDA shares, Aristeia has sole voting power and sole dispositive power over 1,417,125 shares.

(12)
Based on the information available to us and the Schedule 13D filed December 23, 2020 by Mr. Duncan with respect to LBRDP shares, the ownership figures include the following: (a) 348,717 shares of LBRDK and 351,738 shares of LBRDP to which Mr. Duncan has a direct pecuniary interest; (b) 451 shares of LBRDK allocated to Mr. Duncan under the GCI 401(k) Plan; (c) 7,308 shares of LBRDK and 4,000 shares of LBRDP held by Missy, LLC, which is 25% owned by a limited liability company for which Mr. Duncan serves as the managing member; (d) 27,159 shares of LBRDK and 18,041 shares of LBRDP held by Dani Bowman, Mr. Duncan’s wife, of which Mr. Duncan disclaims beneficial ownership; (e) 58,000 shares of LBRDK held by a grantor retained annuity trust; (f) 83,153 shares of LBRDK and 99,322 shares of LBRDP held by 560 Company, Inc., which is 55% owned by Mr. Duncan and for which Mr. Duncan has voting and dispositive power and (g) 17,560 shares of LBRDK held by a foundation over which Mr. Duncan has voting control. Includes 471,327 shares of LBRDK and 441,414 shares of LBRDP pledged as security for certain margin loan facilities as of February 28, 2023.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of LBRDA, LBRDB, LBRDK and LBRDP. The security ownership information with respect to our capital stock is given as of February 28, 2023 and, in the case of percentage ownership information, is based upon (1) 18,208,983 shares of LBRDA, (2) 2,049,907 shares of LBRDB, (3) 125,915,431 shares of LBRDK and (4) 7,183,812 shares of LBRDP, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LBRDA, LBRDB and LBRDP shares. LBRDK shares are, however, non-voting and therefore, in the case of percentage voting power, are not included.
Shares of capital stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LBRDB, though convertible on a one-for-one basis into shares of LBRDA, are reported as beneficial ownership of LBRDB only, and not as beneficial ownership of LBRDA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
LIBERTY BROADBAND CORPORATION / 73

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board	LBRDA	1,259(1)(3)	6.9	48.9
	LBRDB	1,883(1)(4)(5)(6)	91.8
	LBRDK	5,739(1)(2)(4)(5)	4.6
	LBRDP	—	—
Gregory B. Maffei President, Chief Executive Officer and Director	LBRDA	459(7)(8)(9)	2.5	8.4(11)
	LBRDB	324(10)(11)	13.7(11)
	LBRDK	4,157(7)(8)(9)(10)(11)	3.3(11)
	LBRDP	—	—
Gregg L. Engles Director	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	10(10)	*
	LBRDP	—	—
Julie D. Frist Director	LBRDA	**(12)	—	*
	LBRDB	—	—
	LBRDK	1,160(10)(12)	*
	LBRDP	—	—
Richard R. Green Director	LBRDA	**(13)	*	*
	LBRDB	—	—
	LBRDK	16(10)(13)	*
	LBRDP	—	—
Sue Ann R. Hamilton Director	LBRDA	**	*	*
	LBRDB	—	—
	LBRDK	10(10)	*
	LBRDP	—	—
J. David Wargo Director	LBRDA	33(14)(15)	*	*
	LBRDB	—	—
	LBRDK	157(10)(14)(15)(16)	*
	LBRDP	—	—
John E. Welsh III Director	LBRDA	5	*	*
	LBRDB	—	—
	LBRDK	22(10)	*
	LBRDP	—	—
Brian J. Wendling Chief Accounting Officer and Principal Financial Officer	LBRDA	**	*	*
	LBRDB	—	—
	LBRDK	32(10)(16)	*
	LBRDP	18	*
Albert E. Rosenthaler Chief Corporate Development Officer	LBRDA	17	*	*
	LBRDB	—	—
	LBRDK	118(10)(16)	*
	LBRDP	—	—
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	36(10)(16)	*
	LBRDP	—	—
All directors and executive officers as a group (11 persons)	LBRDA	1,773(1)(3)(7)(8)(9)(12)(13)(14)(15)	9.7	53.9(11)
	LBRDB	2,207(1)(4)(5)(6)(10)(11)	93.3(11)
	LBRDK	11,458(1)(2)(4)(5)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)	8.9(11)
	LBRDP	18	*

*
Less than one percent

74 / 2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
**
Less than 1,000 shares

(1)
Includes 25,444 LBRDA shares, 57,641 LBRDB shares and 357,106 LBRDK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone, are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone disclaims beneficial ownership of the shares held by such trust.

(2)
Includes 600,000 LBRDK shares held by Mr. Malone which are pledged to a financial institution and an aggregate of 1,400,000 LBRDK shares held by Mr. Malone which are pledged to a financial institution in connection with certain loan facilities and “zero-cost collars” extended by such financial institution.

(3)
Includes 62,500 shares of LBRDA held by The Malone Family Land Preservation Foundation and 17,410 shares of LBRDA held by The Malone Family Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(4)
Includes 27,171 shares of LBRDB and 38,675 shares of LBRDK held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(5)
Includes 122,649 shares of LBRDB and 213,332 shares of LBRDK held by two trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(6)
The Exchange Agreement (defined and described below under “Certain Relationships and Related Party Transactions—Exchange Agreement with John C. Malone”) contains certain provisions relating to the transfer and, in certain circumstances, the voting of the shares of LBRDB and LBRDK beneficially owned by Mr. Malone.

(7)
Includes 86,248 shares of LBRDA and 252,774 shares of LBRDK held by the Maffei Foundation, as to which shares Mr. Maffei has disclaimed beneficial ownership.

(8)
Includes 116,290 shares of LBRDA and 764,455 shares of LBRDK held by two grantor retained annuity trusts. Mr. Maffei is the sole trustee of the grantor retained annuity trusts, for the benefit of himself, his spouse and his children.

(9)
Includes 11,097 LBRDA shares and 396,834 LBRDK shares, which are available in support of a line of credit with a financial institution. Mr. Maffei maintains voting and investment control on the shares.

(10)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2023:

	LBRDB	LBRDK
Gregory B. Maffei	314,805	2,093,278
Gregg L. Engles	—	7,860
Julie D. Frist	—	12,037
Richard R. Green	—	10,631
Sue Ann R. Hamilton	—	7,860
Albert E. Rosenthaler	—	44,851
J. David Wargo	—	34,427
John E. Welsh III	—	18,133
Brian J. Wendling	—	19,208
Renee L. Wilm	—	27,833
Total	314,805	2,276,118

(11)
Mr. Maffei’s beneficial ownership of LBRDB shares includes 314,805 LBRDB shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2023. Such options to purchase shares of LBRDB are subject to a stipulation and order, pursuant to which Mr. Maffei has agreed that immediately following the exercise of any such options, he will exchange each LBRDB share issued upon such exercise for one share of LBRDK. After giving effect to the stipulation and order, Mr. Maffei may be deemed to beneficially own 9,172 shares of LBRDB and 4,472,043 shares of LBRDK, which shares represent approximately 0.4% of the outstanding shares of LBRDB and 3.5% of the outstanding shares of LBRDK, respectively, and Mr. Maffei may be deemed to beneficially own voting equity securities representing approximately 1.3% of the voting power. Additionally, after giving effect to the stipulation and order, the directors and executive officers as a group may be deemed to beneficially own 1,891,857 shares of LBRDB and 11,773,213 shares of LBRDK, which shares represent approximately 92.3% of the outstanding shares of LBRDB and 9.3% of the outstanding shares of LBRDK, and the directors and executive officers as a group may be deemed to beneficially own voting equity securities representing approximately 50.4% of the voting power.

(12)
Ms. Frist’s beneficial ownership of LBRDA shares includes 85 shares held by a managed account under the trading discretion of an investment manager (the Managed Account). Three trusts (the Trusts) for the benefit of members of Ms. Frist’s immediate family collectively have a one-third interest in the Managed Account. Ms. Frist’s spouse was appointed as the successor trustee of the Trusts. Ms. Frist’s beneficial ownership of LBRDK shares includes: (i) 601,507 shares held directly or indirectly by Thomas F. Frist III, Ms. Frist’s husband, (ii) 471,396 shares held by trusts for which Ms. Frist’s direct family are the beneficiaries and Ms. Frist is the

LIBERTY BROADBAND CORPORATION / 75

Security Ownership of Certain Beneficial Owners and Management
trustee, (iii) 62,540 shares held by trusts for which Ms. Frist’s children are the beneficiaries and Ms. Frist is the trustee, (iv) 10,107 shares held by trusts for which Ms. Frist’s children are the beneficiaries, (v) 1,706 shares held by trusts for which Ms. Frist’s relatives are beneficiaries and Ms. Frist is the trustee and (vi) 450 shares held by the Managed Account[, in which the Trusts for the benefit of members of Ms. Frist’s immediate family collectively have a one-third interest. Ms. Frist disclaims beneficial ownership of these securities except to the extent of her pecuniary interest therein.
(13)
Includes 165 shares of LBRDA and 634 shares of LBRDK held by Dr. Green’s wife, as to which Dr. Green disclaims beneficial ownership.

(14)
Includes 1,001 shares of LBRDA and 3,154 shares of LBRDK held by Mr. Wargo’s spouse, as to which shares Mr. Wargo has disclaimed beneficial ownership.

(15)
Includes (i) 27,602 shares of LBRDA and 92,766 shares of LBRDK pledged to a financial institution in connection with a margin loan facility extended by such financial institution to Mr. Wargo; and (ii) 672 shares of LBRDA, and 2,202 shares of LBRDK held by Mr. Wargo’s wife that are pledged to a financial institution in connection with a margin loan extended by such financial institution to Mr. Wargo’s wife.

(16)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, RSUs exercisable within 60 days after February 28, 2023:

LBRDK
Albert E. Rosenthaler	3,067
J. David Wargo	3,067
Brian J. Wendling	1,698
Renee L. Wilm	3,067
Total	10,899
HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
76 / 2023 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
EXCHANGE AGREEMENT WITH JOHN C. MALONE
On June 13, 2022, we entered into an Exchange Agreement (as defined below) with our Chairman of the Board, John C. Malone, whereby, among other things, Mr. Malone agreed to an arrangement under which his aggregate voting power in our company would not exceed 49% (the Target Voting Power) plus 0.5% (under certain circumstances). We have an ongoing stock repurchase program which permits us to purchase shares of our common stock. In light of Mr. Malone’s current ownership interests in our company, absent the Exchange Agreement, continued repurchases of LBRDA, pursuant to this program would be expected to have the effect of increasing Mr. Malone’s aggregate voting power in our company to greater than 50%. We and our Board believe it is in the best interests of our company and its stockholders to not have a single stockholder control greater than 50% of our aggregate voting power and to maintain flexibility with respect to future share repurchases and other transactions that may have an accretive voting power effect.
A special committee of independent and disinterested directors was formed by our Board to consider a potential exchange arrangement between us and Mr. Malone and engaged independent legal counsel to assist it. The special committee recommended to our Board of Directors the approval of an exchange agreement, among us, Mr. Malone and a revocable trust of which Mr. Malone is the sole trustee and beneficiary (the JM Trust) (the Exchange Agreement). Our Board of Directors, upon the unanimous recommendation of the members of the special committee, approved the Exchange Agreement.
The Exchange Agreement provides for exchanges by our company and Mr. Malone or the JM Trust of shares of LBRDB for shares of LBRDK in connection with certain events, as described below.
Accretive Event Exchange. In connection with any event that would result in a reduction in the outstanding votes that may be cast by holders of our voting stock or an increase of Mr. Malone’s beneficially-owned voting power in our company (an Accretive Event), in each case, such that Mr. Malone’s voting power would exceed the Target Voting Power plus 0.5%, Mr. Malone or the JM Trust will be required to exchange with our company shares of LBRDB (Exchanged LBRDB Shares) for an equal number of shares of LBRDK (Exchanged LBRDK Shares) so as to maintain Mr. Malone’s voting power as close as possible to, without exceeding, the Target Voting Power, on the terms and subject to the conditions of the Exchange Agreement. For example, repurchases by us of shares of our capital stock, conversions of LBRDB into LBRDA, as well as purchases by Mr. Malone of our capital stock, in each case, having the effect on Mr. Malone’s voting power described above would be Accretive Events.
Dilutive Event Exchange. From and after the occurrence of any Accretive Event, in connection with any event that would result in an increase in the outstanding votes that may be cast by holders of our voting stock or a decrease of Mr. Malone’s beneficially-owned voting power in our company (a Dilutive Event), in each case, such that Mr. Malone’s voting power falls below the Target Voting Power less 0.5%, Mr. Malone and the JM Trust may exchange with our company shares of LBRDK for an equal number of shares of LBRDB equal to the lesser of (i) the number of shares of LBRDB which would maintain Mr. Malone’s voting power as close as possible to, without exceeding, the Target Voting Power and (ii) the number of Exchanged LBRDB Shares at such time, on the terms and subject to the conditions of the Exchange Agreement. For example, exercises of stock options for, conversions of convertible securities into or issuances of new shares of our voting stock having the effect on Mr. Malone’s voting power described above would be Dilutive Events.
Fundamental Event Exchange. If we propose to consummate any combination, consolidation, merger, exchange offer, split-off, spin-off, rights offering or dividend, in each case, as a result of which holders of LBRDB are entitled to receive
LIBERTY BROADBAND CORPORATION / 77

Certain Relationships and Related Party Transactions
securities of our company, securities of another person, property or cash or a combination thereof (a Fundamental Event) then, unless the consideration to be received by holders of LBRDB and LBRDK is identical, either (x) we will provide for Mr. Malone or the JM Trust to receive the same per share amount and form of consideration to be received by holders of LBRDB in connection with such event for each Exchanged LBRDK Share or (y) immediately prior to the consummation of the Fundamental Event, we will deliver to Mr. Malone and the JM Trust all Exchanged LBRDB Shares in exchange for all Exchanged LBRDK Shares. In connection with certain Fundamental Events where Mr. Malone would beneficially own 40% or more of the aggregate voting power of the surviving or resulting company and serve as an officer or director, such company and Mr. Malone will negotiate an agreement to replicate the benefits and obligations of the Exchange Agreement.
Restriction on Transfer. Mr. Malone may transfer his rights to the Exchanged LBRDB Shares only in limited circumstances and only to certain related permitted transferees who sign an agreement replicating the benefits and obligations of the Exchange Agreement.
Termination. The Exchange Agreement will terminate in its entirety, upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees at a time when Mr. Malone no longer beneficially owns any shares of LBRDB or (iii) Mr. Malone’s aggregate voting power in our company falling below 20%.
Expenses. Under the Exchange Agreement, we have agreed to pay (or reimburse) Mr. Malone and the JM Trust for all reasonable out-of-pocket costs and expenses incurred by Mr. Malone and the JM Trust in connection with the preparation, negotiation, execution and consummation of the transactions contemplated by the Exchange Agreement.
Pursuant to the terms of the Exchange Agreement, on January 20, 2023, we notified Mr. Malone that in connection with our ongoing stock repurchase program, which permits us to purchase shares of our common stock, we reasonably expected such repurchases to result in an Accretive Event. As a result, on January 23, 2023, on the terms and subject to the conditions of the Exchange Agreement, and prior to the occurrence of an Accretive Event, we and Mr. Malone completed an exchange whereby Mr. Malone transferred to us 54,247 shares of LBRDB in exchange for an equivalent number of shares of LBRDK. Previously, under the Exchange Agreement, the JM Trust had exchanged 215,647 shares of LBRDB for the same number of shares of LBRDK on June 13, 2022, and exchanged 211,255 shares of LBRDB for the same number of shares of LBRDK on July 19, 2022.
The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the Exchange Agreement, which is incorporated by reference herein and filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 13, 2022.
78 / 2023 PROXY STATEMENT

Liberty BROADBAND

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O LIBERTY BROADBAND CORPORATION
P.O. BOX 1342
BRENTWOOD, NY 11717

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V07861-P90993

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

LIBERTY BROADBAND CORPORATION

The Board of Directors recommends a vote FOR each nominee listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY BROADBAND CORPORATIONP.O. BOX 1342BRENTWOOD, NY 11717SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. New York City time on June 5, 2023 for shares held directly and by11:59 p.m. New York City time on June 1, 2023 for shares held in the GCI 401(k) Plan. Haveyour proxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LBRD2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.New York City time on June 5, 2023 for shares held directly and by 11:59 p.m.New York City time on June 1, 2023 for shares held in the GCI 401(k) Plan. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV07861-P90993LIBERTY BROADBAND CORPORATIONThe Board of Directors recommends a vote FOR eachnominee listed in Proposal 1.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.The Board of Directors recommends a vote FOR Proposal 2.1. Election of DirectorsNominees:01) John C. Malone02) Gregg L. Engles03) John E. Welsh IIIForAllWithholdAllFor AllExceptFor Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

P90993Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.V07862-P90993LIBERTY BROADBAND CORPORATIONAnnual Meeting of StockholdersJune 6, 2023, 8:30 a.m. Mountain TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock, Series B common stock, and/or Series A Cumulative Redeemable Preferred Stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:30 a.m., Mountain Time, on June 6, 2023, via a live webcast accessible at www.virtualshareholdermeeting.com/LBRD2023 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE23-2031-

BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY BROADBAND CORPORATIONP.O. BOX 1342BRENTWOOD, NY 11717Your Vote Counts!LIBERTY BROADBAND CORPORATIONYou invested in LIBERTY BROADBAND CORPORATION and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2023.Vote Virtually at the Meeting*June 6, 20238:30 a.m., Mountain TimeVirtually at:www.virtualshareholdermeeting.com/LBRD2023*Please check the meeting materials for any special requirements for meeting attendance.Smartphone usersPoint your camera here and vote without entering a control numberV1.1For complete information and to vote, visit www.ProxyVote.com Control #V07864-P90993Get informed before you voteView the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.2023 Annual MeetingVote by June 5, 2023 11:59 p.m. New York City time for shares held directly. For shares held in the GCI 401(k) Plan, vote by June 1, 2023 11:59 p.m. New York City time.

Vote at www.ProxyVote.comPrefer toTHIS IS NOT A VOTABLE BALLOTThis is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.Voting ItemsBoard RecommendsV07865-P90993 01) John C. Malone 02) Gregg L. Engles 03) John E. Welsh III1. Election of Directors Nominees:2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.ForFor